                                                                    EXHIBIT 10.1


================================================================================


               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                        ______________________________

                           DATED AS OF JUNE 30, 1997

                        ______________________________


                  MORTGAGE SERVICING ACQUISITION CORPORATION
                      D/B/A NATIONAL MORTGAGE CORPORATION
                                  AS BORROWER

                                      AND

                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                   AS LENDER


================================================================================

                               TABLE OF CONTENTS

RECITALS................................................................................   1

SECTION 1.  DEFINITIONS AND ACCOUNTING MATTERS..........................................   1

   1.01  Certain Defined Terms..........................................................   1
   1.02  Accounting Terms and Determinations............................................  14

SECTION 2.  ADVANCES, NOTE AND PREPAYMENTS..............................................  14

   2.01  Advances.......................................................................  14
   2.02  Notes..........................................................................  15
   2.03  Procedure for Borrowing........................................................  15
   2.04  Repayment of Advances; Interest................................................  17
   2.05  Limitation on Types of Advances; Illegality....................................  17
   2.06  Mandatory Prepayments or Pledge................................................  18
   2.07  Optional Prepayments...........................................................  19
   2.08  Requirements of Law............................................................  19
   2.09  Purpose of Advances............................................................  19

SECTION 3.  PAYMENTS; COMPUTATIONS; ETC.................................................  20

   3.01  Payments.......................................................................  20
   3.02  Computations...................................................................  20

SECTION 4.  COLLATERAL SECURITY.........................................................  20

   4.01  Collateral; Security Interest..................................................  20
   4.02  Further Documentation..........................................................  21
   4.03  Changes in Locations, Name, etc................................................  21
   4.04  Lender's Appointment as Attorney-in-Fact.......................................  22
   4.05  Performance by Lender of Borrower's Obligations................................  23
   4.06  Proceeds.......................................................................  23
   4.07  Remedies.......................................................................  23
   4.08  Limitation on Duties Regarding Presentation of Collateral......................  24
   4.09  Powers Coupled with an Interest................................................  24
   4.10  Release of Security Interest...................................................  24

SECTION 5.  CONDITIONS PRECEDENT........................................................  25

   5.01  Initial Advance................................................................  25
   5.02  Initial and Subsequent Advances................................................  26

SECTION 6.  REPRESENTATIONS AND WARRANTIES..............................................  28

   6.01  Financial Condition............................................................  28
   6.02  No Change......................................................................  28
   6.03  Corporate Existence; Compliance with Law.......................................  28
   6.04  Corporate Power; Authorization; Enforceable Obligations........................  28
   6.05  No Legal Bar...................................................................  29
   6.06  No Material Litigation.........................................................  29
   6.07  No Default.....................................................................  29

   6.08  Collateral; Collateral Security................................................  29
   6.09  Chief Executive Office.........................................................  30
   6.10  Location of Books and Records..................................................  30
   6.11  Burdensome Restrictions........................................................  30
   6.12  Taxes..........................................................................  30
   6.13  Margin Regulations.............................................................  30
   6.14  Investment Company Act; Other Regulations......................................  30
   6.15  Subsidiaries...................................................................  31
   6.16  Bulk Transfer..................................................................  31
   6.17  Origination and Collection of Mortgage Loans...................................  31
   6.18  No Adverse Selection...........................................................  31
   6.19  Borrower Solvent; Fraudulent Conveyance........................................  31
   6.20  ERISA..........................................................................  31
   6.21  True Disclosure................................................................  31
   6.22  Eligibility....................................................................  32
   6.23  Licenses.......................................................................  32
   6.24  Relevant States................................................................  32
   6.25  Forms of Mortgage Loan Documents...............................................  32
   6.26  Settlement Agents..............................................................  32

SECTION 7.  COVENANTS OF THE BORROWER...................................................  32

   7.01  Financial Statements...........................................................  32
   7.02  Existence, Etc.................................................................  33
   7.03  Maintenance of Property; Insurance.............................................  34
   7.04  Notices........................................................................  34
   7.05  Other Information..............................................................  36
   7.06  Further Identification of Collateral...........................................  36
   7.07  Repayment of Advances if Mortgage Loan is Found Defective......................  36
   7.08  Monthly Reporting..............................................................  36
   7.09  Financial Condition Covenants..................................................  37
   7.10  Limitation on Indebtedness; Guarantee Obligations..............................  37
   7.11  Subordination; Limitations on Payment or Modification of Certain Indebtedness..  38
   7.12  Prohibition of Fundamental Changes.............................................  38
   7.13  Limitation on Sale or Other Disposition of Collateral..........................  38
   7.14  Limitation on Transactions with Affiliates.....................................  38
   7.15  Underwriting Guidelines........................................................  39
   7.16  Limitations on Modifications, Waivers and Extensions of Mortgage Loans.........  39
   7.17  Servicing......................................................................  39

SECTION 8.  EVENTS OF DEFAULT...........................................................  39

SECTION 9.  REMEDIES UPON DEFAULT.......................................................  42

SECTION 10.  NO DUTY OF LENDER..........................................................  43

SECTION 11.  MISCELLANEOUS..............................................................  43

   11.01  Waiver........................................................................  43
   11.02  Notices.......................................................................  43
   11.03  Indemnification and Expenses..................................................  43

   11.04  Amendments....................................................................  44
   11.05  Successors and Assigns........................................................  44
   11.06  Survival......................................................................  44
   11.07  Captions......................................................................  45
   11.08  Counterparts..................................................................  45
   11.09  Loan Agreement Constitutes Security Agreement; Governing Law..................  45
   11.10  Submission to Jurisdiction; Waivers...........................................  45
   11.11  Waiver of Jury Trial..........................................................  46
   11.12  Acknowledgments...............................................................  46
   11.13  Hypothecation or Pledge of Advances...........................................  46
   11.14  Assignments, Participations...................................................  46
   11.15  Servicing.....................................................................  47
   11.16  Periodic Due Diligence Review.................................................  48
   11.17  Set-Off.......................................................................  48

SCHEDULES
---------

   SCHEDULE 1  Representations and Warranties re: Mortgage Loans

   SCHEDULE 2  Filing Jurisdictions and Offices

   SCHEDULE 3  Subsidiaries

   SCHEDULE 4  [Intentionally Omitted]

   SCHEDULE 5  Litigation

   SCHEDULE 6  Settlement Agents

   SCHEDULE 7  Relevant States

   SCHEDULE 8  Existing Indebtedness

   SCHEDULE 9  Authorized Representatives of the Borrower

   SCHEDULE 10  Forms of Mortgage Loan Documents

EXHIBITS
--------

   EXHIBIT A  Form of Promissory Note

   EXHIBIT B  Form of Custodial Agreement

   EXHIBIT C  [Intentionally Omitted]

   EXHIBIT D  Form of Notice of Borrowing and Pledge

   EXHIBIT E  Underwriting Guidelines

   EXHIBIT F  Covenant Compliance Certificate

   EXHIBIT G  Form of Instruction Letter

   EXHIBIT H  Form of Affiliate Subordination Agreement

   EXHIBIT I  Form of Instruction Letter Power of Attorney

               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

          AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of June 30, 1997, between MORTGAGE SERVICING ACQUISITION CORPORATION d/b/a NATIONAL MORTGAGE CORPORATION, a Colorado corporation (the "Borrower"), and GREENWICH CAPITAL
                                          --------
FINANCIAL PRODUCTS, INC., a Delaware corporation (the "Lender").
                                                       ------

                                   RECITALS

          The Borrower and the Lender are parties to the Interim Loan and Security Agreement, dated as of April 24, 1997 (as in effect on the date hereof, the "Existing Loan Agreement"). Pursuant to the Existing Loan Agreement, the
     -----------------------
Borrower has obtained financing from time to time to provide interim funding for the origination and acquisition of certain Mortgage Loans (as defined herein), which Mortgage Loans are to be sold or contributed by the Borrower to one or more trusts or other entities to be sponsored by the Borrower or an Affiliate thereof, or to third-parties with consent of the Lender, and which Mortgage Loans secure Advances (as defined in the Existing Loan Agreement).

          The Lender has agreed, subject to the terms and conditions of the Existing Loan Agreement, to provide short-term financing to the Borrower, with a portion of the proceeds of the sale of all mortgage-backed securities issued by any such trust or other entity, together with a portion of the proceeds of any permitted whole loan sales, together with other funds of the Borrower, if necessary, being used to repay any Advances made thereunder.

          The Borrower and the Lender desire to amend and restate the Existing Loan Agreement, subject to the terms and conditions of this Loan Agreement, to provide for the Lender to continue to provide financing to the Borrower in respect of such Mortgage Loans.

          Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Existing Agreement shall be amended and restated in its entirety as provided in the heading and recitals hereto and as follows:

          Section 1.  Definitions and Accounting Matters.
                      ----------------------------------

          1.01  Certain Defined Terms.  As used herein, the following terms
                ---------------------
shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):
                                     ---- -----

          "Accepted Servicing Practices" shall have the meaning assigned thereto
           ----------------------------
in Section 11.15(a) hereof.

          "Advance" shall have the meaning assigned thereto in Section 2.01
           -------
hereof.

          "Advance Balance" shall mean, with respect to each Mortgage Loan and
           ---------------
any related Advance, the original principal balance of such Advance made in respect of such Mortgage Loan reduced by all Principal Paydowns on such Mortgage Loan that have been remitted to the Lender pursuant to Section 2.06(d) hereof.

          "Affiliate" means, with respect to any Person, any other Person which,
           ---------
directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Affiliate Subordination Agreement" shall mean an Affiliate
           ---------------------------------
Subordination Agreement, substantially in the form of Exhibit H hereto, as
                                                      ---------
amended, supplemented or otherwise modified from time to time.

          "Applicable Collateral Percentage" for any Fallout Loan shall be 90%;
           --------------------------------
provided, however, that if a Fallout Loan:
--------  -------

          (a) is 60 days or more Delinquent in respect of the first Monthly Payment, the Applicable Collateral Percentage for such Fallout Loan shall be 60% (notwithstanding that clause (b), below may otherwise be applicable to such Fallout Loan);

          (b) is 90 days or more Delinquent in respect of any Monthly Payment (other than the first Monthly Payment), the Applicable Collateral Percentage for such Fallout Loan shall be 75%; or

          (c) is a Fallout Loan described in clause (ii) of the definition of Fallout Loan, the Applicable Collateral Percentage for such Fallout Loan shall be the percentage determined by the Lender on the applicable Funding Date.

          "Applicable Margin" shall mean:
           -----------------

          (a) to the extent an Advance is a Wet-Ink Advance or a Correspondent Advance, 2.25% per annum,

          (b) to the extent an Advance is a Fallout Advance, 3.00% per annum, and

          (c) to the extent an Advance is not a Wet-Ink Advance, a Correspondent Advance or a Fallout Advance, 1.75% per annum.

          "Attorney Bailee Letter" shall have the meaning assigned to such term
           ----------------------
in the Custodial Agreement.

          "Bankruptcy Code" shall mean the United States Bankruptcy Code of
           ---------------
1978, as amended from time to time.

          "Borrower" shall have the meaning provided in the heading hereof.
           --------

          "Borrowing Base" shall mean the aggregate Collateral Value of (a) all
           --------------
Eligible Mortgage Loans and (b) all Fallout Loans.

          "Borrowing Base Deficiency" shall have the meaning provided in Section
           -------------------------
2.06 hereof.

          "BPO" shall mean a broker's price opinion reasonably acceptable to the
           ---
Lender, obtained at the sole cost and expense of the Borrower.

          "Business Day" shall mean any day other than (i) a Saturday or Sunday
           ------------
or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

          "Collateral" shall have the meaning provided in Section 4.01(b)
           ----------
hereof.

          "Collateral Value" shall mean, with respect to (a) each Eligible
           ----------------
Mortgage Loan, the lesser of (i) 98% of the Market Value of such Eligible Mortgage Loan and (ii) 103% of the Par Amount of such Eligible Mortgage Loan (subject, however, to the second proviso to clause (v)(F) of the proviso to this definition); and (b) each Fallout Loan, an amount equal to the lesser of (x) the Applicable Collateral Percentage of the Par Amount of such Fallout Loan and (y) the Market Value of such Fallout Loan; provided that the following additional
                                       --------
limitations on Collateral Value shall apply:

          (i) the aggregate Collateral Value of all Wet-Ink Mortgage Loans and Correspondent Mortgage Loans may not at any one time exceed $15,000,000;

          (ii) the aggregate Collateral Value of all Fallout Loans may not at any time exceed $5,000,000;

          (iii) the aggregate Collateral Value of all Non-Conforming Mortgage Loans may not at any time exceed $5,000,000;

          (iv) the aggregate Collateral Value of all Fallout Loans which are past due in respect of the first Monthly Payment under the related Mortgage Note (without regard to applicable grace periods) may not at any time exceed $1,000,000;

          (v)    the Collateral Value shall be zero for each Mortgage Loan:
                                               ----

                 (A) which is 30 days or more Delinquent in respect of the first Monthly Payment on the applicable Funding Date;

                 (B) which has been released from the possession of the Custodian under Section 5(a) of the Custodial Agreement to any Person other than the Lender or its bailee for a period in excess of fifteen
          (15) days (or if such fifteenth day is not a Business Day, the next succeeding Business Day);

                 (C) which has been released from the possession of the Custodian (i) under Section 5(b) of the Custodial Agreement under any Transmittal Letter in excess of the time period stated in such Transmittal Letter for release, or (ii) under Section 5(c) of the Custodial Agreement under an Attorney Bailee Letter in excess of three
          (3) Business Days after such Attorney's Bailee Letter is terminated or ceases to be in full force and effect;

               (D) in respect of which the related Mortgage Note has been extinguished under relevant state law in connection with a judgment of foreclosure or foreclosure sale or otherwise;

               (E) which is an Eligible Mortgage Loan, as to which 180 days have passed since such Eligible Mortgage Loan was first pledged to the Lender hereunder;

               (F) which is a Fallout Loan, as to which 90 days have passed since such Fallout Loan became a Fallout Loan; provided, that if the
                                                         --------
          Lender has received a BPO in respect of such Fallout Loan on, or no more than 10 Business Days prior to, such 90th day, the Collateral Value for such Fallout Loan shall be the lesser of (i) 75% of the Par Amount of such Fallout Loan (or, in the case of a Fallout Loan which is 60 days or more Delinquent in respect of the first Monthly Payment, 60% of the Par Amount of such Fallout Loan) and (ii) the Market Value of such Fallout Loan, until 180 days have passed since such Fallout Loan was first pledged to the Lender hereunder, at which time the Collateral Value for such Fallout Loan shall be zero; and provided,
                                                                    --------
          further, that with respect to any Mortgage Loan that became a Fallout
          -------
          Loan as a result of the failure to satisfy the representations contained in clause (b) of Part I of Schedule 1 (other than subclause
          (i) of such clause (b)) (x) as to which more than 90 days has passed since such Mortgage Loan became a Fallout Loan, (y) which was entitled to a Collateral Value of more than zero pursuant to the immediately preceding proviso, and (z) which has after such 90 day period again become an Eligible Mortgage Loan, the Collateral Value for such Mortgage Loan shall be determined for such Eligible Mortgage Loan without regard to such Eligible Mortgage Loan having previously been a Fallout Loan; and provided, further, that, if so requested by the
                            --------  -------
          Lender, if any Eligible Mortgage Loan described in the immediately preceding proviso again becomes a Fallout Loan for any reason, such Mortgage Loan shall remain a Fallout Loan permanently thereafter;

               (G) which is a Wet-Ink Mortgage Loan and for which (except as a result of the Custodian's negligence including, without limitation, the Custodian's failure to comply with the timing deadlines under the Custodial Agreement) (1) the Lender has not received a Trust Receipt and an Exception Report showing no Material Exceptions in respect thereof by 4:00 p.m. on the eighth Business Day following the applicable Funding Date, or (2) the Lender has failed to receive confirmation from the Custodian by 11:00 a.m. on the fifteenth Business Day after such Trust Receipt and Exception Report are delivered by the Custodian that all missing Mortgage Loan Documents listed as Exceptions on such Exception Report have been delivered to the Custodian and all other Exceptions relating thereto have been cured (other than Exceptions acceptable to the Lender in its sole discretion exercised in good faith);

               (H) which is a Correspondent Mortgage Loan and for which (except as a result of the Custodian's negligence including, without limitation, the Custodian's failure to comply with the timing deadlines under the Custodial Agreement) (1) the Lender has not received a Trust Receipt and an Exception Report showing no Material Exceptions in respect thereof by 4:00 p.m. on the Business Day following the applicable Funding Date, or (2) the Lender has failed to receive confirmation from the Custodian by 11:00 a.m. on the fifteenth Business Day after such Trust Receipt and Exception Report are delivered by the Custodian that all missing Mortgage Loan Documents listed as Exceptions on such Exception Report have been delivered to the Custodian and all other

          Exceptions relating thereto have been cured (other than Exceptions acceptable to the Lender in its sole discretion exercised in good faith);

               (I) as to which (i) the related Mortgage Note or the related Mortgage is not genuine or is not the legal, valid, binding and enforceable obligation of the maker thereof, subject to no right of rescission, set-off, counterclaim or defense, or (ii) such Mortgage, is not a valid, subsisting, enforceable and perfected first or second lien on the Mortgaged Property.

          "Commonly Controlled Entity" shall mean an entity, whether or not
           --------------------------
incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "Consolidated Tangible Equity" shall mean the aggregate "assets" of
           ----------------------------
the Borrower and its Subsidiaries less the aggregate "liabilities" of the Borrower and its Subsidiaries and all intangible assets. The term "asset" shall have the meaning ascribed to such term by GAAP. The term "liability" shall mean those obligations or liabilities of the Borrower and its Subsidiaries which, in accordance with GAAP, would be included in the liability side of the Borrower's balance sheet on a consolidated basis. The term "intangible assets" shall have the meaning ascribed to such term in accordance with GAAP, and shall include amounts on account of unamortized goodwill (including an amount representing the cost of acquisitions of subsidiaries in excess of underlying tangible assets), patents, trademarks, trade names, copyrights, leasehold improvements not recoverable at the expiration of a lease, franchise and operating rights but excluding capitalized servicing rights.

          "Contractual Obligation" shall mean as to any Person, any provision of
           ----------------------
any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or any provision of any security issued by such Person.

          "Correspondent Advance" shall mean an Advance secured by a
           ---------------------
Correspondent Mortgage Loan. A Correspondent Advance shall cease to be a Correspondent Advance on the date that the underlying Correspondent Mortgage Loan ceases to be a Correspondent Mortgage Loan (in accordance with the definition thereof).

          "Correspondent Mortgage Loan" shall mean an Eligible Mortgage Loan
           ---------------------------
originated by a correspondent lender or broker which is pledged to the Lender simultaneously with purchase thereof by the Borrower, which purchase is financed in part or in whole with proceeds of Advances distributed to the seller thereof by the Custodian and as to which the Custodian has possession of the related Mortgage File but has not yet issued a Trust Receipt and an Exception Report to the Lender. A Mortgage Loan shall cease to be a Correspondent Mortgage Loan on the date on which the Lender has received a Trust Receipt from the Custodian with respect to such Mortgage Loan confirming that the Custodian has physical possession of the related Mortgage File, which Trust Receipt indicates the presence of no Material Exceptions in the related Mortgage File.

          "Custodial Agreement" shall mean the Amended and Restated Custodial
           -------------------
Agreement, dated as of the date hereof, among the Borrower, the Custodian and the Lender, substantially in the form of Exhibit B hereto, as the same shall be
                                         ---------
modified and supplemented and in effect from time to time.

          "Custodian" shall mean Texas Commerce Bank National Association, as
           ---------
custodian under the Custodial Agreement, and its successors and permitted assigns thereunder.

          "Default" shall mean an Event of Default or an event that with notice
           -------
or lapse of time or both would become an Event of Default.

          "Delinquency Rate" shall mean a fraction, expressed as a percentage,
           ----------------
the numerator of which is the aggregate principal amount of all mortgage loans for which delinquencies are being measured which are 90 or more days contractually past due which shall include mortgage loans subject to bankruptcy, forbearance, in foreclosure and REO Properties and the denominator of which is the aggregate principal amount of all mortgage loans in the related portfolio or pool, as specified.

          "Delinquent" shall mean, in respect of a Mortgage Loan, delinquent in
           ----------
respect of a Monthly Payment under the applicable Mortgage Note (without regard to applicable grace periods).

          "Dollars" and "$" shall mean lawful money of the United States of
           -------       -
America.

          "Due Diligence Review" shall mean the performance by the Lender of any
           --------------------
or all of the reviews permitted under Section 11.16 hereof with respect to any or all of the Mortgage Loans, as desired by the Lender from time to time.

          "Effective Date" shall mean the date upon which the conditions
           --------------
precedent set forth in Section 5.01 shall have been satisfied.

          "Eligible Mortgage Loan" shall mean a Mortgage Loan secured by a first
           ----------------------
or second mortgage lien on a one-to-four family residential property, bearing a fixed rate or LIBOR-based adjustable interest rate, as to which the representations and warranties on Schedule 1 hereof are true and correct; provided, however, that if one or more representations or warranties on Schedule
--------  -------
1 are not true and correct, and (i) such breach does not constitute a Material Breach and (ii) the Borrower did not have knowledge of such breach at the time such Mortgage Loan was pledged to the Lender and included in the Borrowing Base, then the Borrower shall have 30 days after its receipt of knowledge of such breach to cure the same, during which time such Mortgage Loan shall continue to be an Eligible Mortgage Loan.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "ERISA Affiliate" shall mean any corporation or trade or business that
           ---------------
is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

          "Event of Default" shall have the meaning provided in Section 8
           ----------------
hereof.

          "Exception Report" shall mean the exception report prepared by the
           ----------------
Custodian pursuant to the Custodial Agreement.

          "Exception" shall have the meaning assigned thereto in the Custodial
           ---------
Agreement.

          "Fallout Advance" shall mean an Advance secured by one or more Fallout
           ---------------
Loans.

          "Fallout Loans" shall mean (i) Mortgage Loans which were Eligible
           -------------
Mortgage Loans on the applicable Funding Date but which have ceased to be Eligible Mortgage Loans, and (ii) Mortgage Loans which are not Eligible Mortgage Loans and as to which on the applicable Funding Dates the Lender waived one or more requirements of the definition of Eligible Mortgage Loan in making an Advance secured thereby.

          "Federal Funds Rate" shall mean, for any day, the weighted average of
           ------------------
the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

          "FHA" shall mean the Federal Housing Administration and any successor
           ---
thereto.

          "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any
           -----
successor thereto.

          "First Lien Mortgage Loan" shall mean an Eligible Mortgage Loan
           ------------------------
secured by the lien on the Mortgaged Property, subject to no prior liens on such Mortgaged Property other than Permitted Exceptions.

          "FNMA" shall mean the Federal National Mortgage Association and any
           ----
successor thereto.

          "Funding Date" shall mean the date on which an Advance is made
           ------------
hereunder, or if later (solely in the case of Wet-Ink Advances), the date on which the proceeds of such Advance are used to fund a Wet-Ink Mortgage Loan.

          "GAAP" shall mean generally accepted accounting principles as in
           ----
effect from time to time in the United States of America.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, any of its Subsidiaries or any of its properties.

          "GNMA" shall mean the Government National Mortgage Association and any
           ----
successor thereto.

          "Guarantee Obligation" as to any Person (the "guaranteeing person"),
           --------------------                         -------------------
shall mean any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any
 -------------------                                   ---------------
manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the
                                                    --------  -------
term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The terms "Guarantee"
                                                                      ---------
and "Guaranteed" used as a verb shall have a correlative meaning.  The amount of
     ----------
any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Indebtedness"  shall mean, of any Person at any date, without
           ------------
duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under financing leases, (d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment therefor; provided, that for purposes of this Loan
                                 --------
Agreement, Indebtedness shall not include Indebtedness subject to the terms of an Affiliate Subordination Agreement not due within one (1) year of such date.

          "Instruction Letter" shall mean a letter in the form of Exhibit G
           ------------------                                     ---------
hereto.

          "Insured Closing Letter" shall mean a master letter of indemnity from
           ----------------------
a title insurance company addressed to the Borrower with coverage that is customarily acceptable to Persons engaged in the origination of mortgage loans similar to the Mortgage Loans, and, subject to the 30-day grace period provided for in Section 7.04(d), listing or otherwise identifying the Settlement Agents covered thereby (the Lender hereby agreeing that for purposes of this Loan Agreement, a letter of indemnity from a title insurance company which is substantially similar to the forms attached hereto as Schedule 11 shall be acceptable as an Insured Closing Letter).

          "Interest Period" shall mean, with respect to any Advance, (i)
           ---------------
initially, for any Advance, the period commencing on the borrowing date with respect to such Advance and ending on the tenth Business Day of the next succeeding month, and (ii) thereafter, each period commencing on the tenth Business Day of a month and ending on the tenth Business Day of the next succeeding month. Notwithstanding the foregoing, no Interest Period may begin before and end after the Termination Date.

          "Interest Rate Protection Agreement" shall mean, with respect to any
           ----------------------------------
or all of the Mortgage Loans, any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, or for any forward sale of Mortgage Loans, entered into by the Borrower and reasonably acceptable to the Lender.

          "Investment Company Act" shall mean the Investment Company Act of
           ----------------------
1940, as amended.

          "Invoice Date" shall have the meaning provided in Section 2.04(b).
           ------------

          "Lender" shall have the meaning provided in the heading hereto.
           ------

          "LIBO Base Rate" shall mean for any Advance, with respect to each day
           --------------
during each Interest Period pertaining to such Advance, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR on the first day of such Interest Period, and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 11:00 a.m., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Advances are then being conducted for delivery on such day for a period of one month, and in an amount comparable to the amount of the Advances to be outstanding on such day.

          "LIBO Rate" shall mean with respect to each day during each Interest
           ---------
Period pertaining to an Advance, a rate per annum determined by the Lender in its sole good-faith discretion in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by the Lender shall be conclusive absent manifest error by the Lender:

                                 LIBO Base Rate
                      ------------------------------------
                        1.00 - LIBO Reserve Requirements

          "LIBO Reserve Requirements" shall mean for any Interest Period for any
           -------------------------
Advance and for any Lender as to which LIBO Reserve Requirements are actually required to be maintained, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day or during such Interest Period, as applicable (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority.

          "Lien" shall mean any mortgage, lien, pledge, charge, security
           ----
interest or similar encumbrance.

          "Loan Agreement" shall mean this Amended and Restated Loan and
           --------------
Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Loan Documents" shall mean, collectively, this Loan Agreement, the
           --------------
Note and the Custodial Agreement.

          "Market Value" shall mean, with respect to any Mortgage Loan, the
           ------------
price at which such Mortgage Loan could be sold to a third-party, as determined by the Lender in its reasonable discretion (exercised in good faith), which Market Value may be determined to be zero.

          "Material Adverse Effect" shall mean an actual material adverse effect
           -----------------------
on (a) the financial condition or business operations of the Borrower, (b) the validity or enforceability of any of the Loan Documents, or (c) the Collateral taken as a whole.

          "Material Breach" shall mean the breach of a representation and
           ---------------
warranty set forth in paragraphs (a), (b), (d), (e), (g), (h), (j), (k), (m),
(v), (w), (cc), (dd), (gg), (hh), (jj), (pp), (ss) or (tt) of Part I of Schedule 1 hereto; provided, that in the case of paragraph (h), a Material Breach shall
          --------
not be deemed to have occurred in connection with a Payoff unless the Borrower fails to comply with Section 2.06(b) hereof.

          "Material Exception" shall mean, with respect to any Mortgage Loan,
           ------------------
any Exception listed on an Exception Report consisting of the absence from the Mortgage File, or deficiency in respect of, any of the Mortgage Loan Documents set forth in Section 2(b)(i), 2(b)(iii), 2(b)(iv), 2(b)(v), 2(b)(vi) or 2(b)(vii) of the Custodial Agreement.

          "Maximum Credit" shall mean $100,000,000.
           --------------

          "Monthly Payment" means the scheduled monthly payment of principal and
           ---------------
interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Loan.

          "Monthly Payment Date" shall mean, with respect to any calendar month,
           --------------------
the Business Day next succeeding the Invoice Date occurring during such month.

          "Mortgage" shall mean the mortgage, deed of trust or other instrument
           --------
securing a Mortgage Note, which creates a first or second lien on the fee in real property securing the Mortgage Note.

          "Mortgage File" shall have the meaning assigned thereto in the
           -------------
Custodial Agreement.

          "Mortgage Interest Rate" means the annual rate of interest borne on a
           ----------------------
Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

          "Mortgage Loan" shall mean a mortgage loan which the Custodian has
           -------------
been instructed to hold for the Lender pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of the Borrower in and to the Mortgaged Property covered by such Mortgage.

          "Mortgage Loan Documents" shall mean, with respect to a Mortgage Loan,
           -----------------------
the documents comprising the Mortgage File for such Mortgage Loan.

          "Mortgage Loan Schedule" shall mean a schedule of Mortgage Loans
           ----------------------
containing the following information with respect to each Mortgage Loan, to be delivered by the Borrower to the Lender pursuant to Section 2.03(a) hereof: (i) the Borrower's Mortgage Loan number; (ii) the Mortgagor's name and the street address; (iii) the current principal balance; (iv) the original principal amount with respect to any Mortgage Loan originated by the Borrower and the principal amount purchased by the Borrower with respect to a Mortgage Loan acquired by the Borrower subsequent to its origination; (v) the combined loan-to-value ratio as of the date of the origination of the related Mortgage Loan; (vi) the next due date, (vii) the mortgage interest rate, (viii) the final maturity date under the Mortgage Note; (ix) the Monthly Payment; (x) whether such Mortgage Loan is a First Lien Mortgage Loan or a Second Lien

Mortgage Loan, (xi) whether such Mortgage Loan is a Wet-Ink Mortgage Loan; (xii) in the case of a Wet-Ink Mortgage Loan, the Settlement Agent therefor; and
(xiii) such other information as shall be mutually agreed upon by Borrower and Lender.

          "Mortgage Note" shall mean the original executed promissory note or
           -------------
other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

          "Mortgaged Property" shall mean the real property (including all
           ------------------
improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

          "Mortgagor" shall mean the obligor on a Mortgage Note.
           ---------

          "Multiemployer Plan" shall mean a Plan which is a multiemployer plan
           ------------------
as defined in Section 4001(a)(3) of ERISA.

          "Non-Conforming Mortgage Loan"  shall mean a Mortgage Loan originated
           ----------------------------
or re-underwritten generally pursuant to, but which does not fully comply with, the Underwriting Guidelines, but as to which variances from the Underwriting Guidelines have been specifically approved by the Borrower's chief credit officer or chief underwriter after making a determination that mitigating factors in respect thereof justified such approval.

          "Non-Excluded Taxes" shall have the meaning provided in Section 2.09
           ------------------
hereof.

          "Note" shall mean the amended and restated promissory note provided
           ----
for by Section 2.02(a) hereof for Advances and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Notice of Borrowing and Pledge" shall have the meaning provided in
           ------------------------------
Section 2.03(a) hereof.

          "Other Agreements" shall mean any Significant Documents (other than
           ----------------
this Loan Agreement) and any other agreement between Borrower and the Lender or any of its Affiliates, whether now existing or hereafter entered into, as any such agreement may be amended, supplemented or otherwise modified from time to time.

          "Par Amount" shall mean, in respect of a Mortgage Loan at any time,
           ----------
the outstanding unpaid principal balance of such Mortgage Loan at such time.

          "Participants" shall have the meaning set forth in Section 11.14(b)
           ------------
hereof.

          "Paydown Account" shall have the meaning assigned to such term in the
           ---------------
Custodial Agreement.

          "Payoff" shall mean, with respect to any Mortgage Loan, repayment by
           ------
the applicable Mortgagor of all outstanding principal thereunder together with all interest accrued thereon to the date of such repayment and any penalty or premium thereon.

          "Payoff Proceeds" shall mean, with respect to any Mortgage Loan, all
           ---------------
funds received from the applicable Mortgagor in connection with a Payoff.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
entity succeeding to any or all of its functions under ERISA.

          "Permitted Exceptions" shall mean the exceptions to lien priority set
           --------------------
forth in the second sentence of paragraph (j) on Schedule 1 hereof.

          "Person" shall mean any individual, corporation, company, voluntary
           ------
association, partnership, joint venture, limited liability company, trust, unincorporated association or Governmental Authority.

          "Plan" shall mean at a particular time, any employee benefit plan
           ----
which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledged Mortgage Loans" shall have the meaning provided in Section
           ----------------------
4.01(b)(i).

          "Post-Default Rate" shall mean, in respect of any principal of any
           -----------------
Advance or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 4% per annum plus (a) the interest rate otherwise applicable to such Advance or other amount,
----
or (b) if no interest rate is otherwise applicable, the interest rate applicable to Wet-Ink Advances.

          "Principal Paydowns" shall mean, with respect to any Mortgage Loan,
           ------------------
any payment or other recovery of principal on such Mortgage Loan (other than Payoff Proceeds), which is received by or on behalf of the Borrower, including any penalty or premium thereon.

          "Property" shall mean any right or interest in or to property of any
           --------
kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "RDC Indebtedness" shall mean Indebtedness of the Borrower in favor of
           ----------------
RDC III, Inc., an Affiliate of the Borrower, not to exceed $2,000,000, which is borrowed from time to time to meet the working capital needs of the Borrower pending the establishment of a working capital facility with a third-party lender.

          "Regulations G, T, U and X" shall mean Regulations G, T, U and X of
           -------------------------
the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

          "Reportable Event" shall mean any of the events set forth in Section
           ----------------
4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
(S) 2615.

          "Responsible Officer" shall mean, as to any Person, the chief
           -------------------
executive officer (other than, in the case of the Borrower, the current interim chief executive officer), chief operating officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any time he or
--------
she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated to the Lender to its reasonable satisfaction.

          "Requirement of Law" shall mean as to any Person, the certificate of
           ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Second Lien Mortgage Loan" shall mean an Eligible Mortgage Loan
           -------------------------
secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor and to Permitted Exceptions.

          "Secured Obligations" shall have the meaning provided in Section
           -------------------
4.01(c) hereof.

          "Servicing Records" shall have the meaning provided in Section
           -----------------
11.15(b) hereof.

          "Settlement Agent" shall have the meaning assigned thereto in the
           ----------------
Custodial Agreement.

          "Significant Documents" shall mean this Loan Agreement; the Residual
           ---------------------
and Working Capital Financing Agreement, dated as of June 30, 1997, (the "Residual Agreement"), among the Borrower, the Lender, and ContiTrade Services
 ------------------
L.L.C., a Delaware limited liability company ("ContiTrade"); the Secured Notes
                                               ----------
issued pursuant to the Residual Agreement; the Master Agreement, dated as of June 30, 1997 (the "Master Agreement"), among the Borrower, the Lender,
                    ----------------
ContiTrade and ContiFinancial Services Corporation; the Warrants issued by the Borrower in favor of the Lender and ContiTrade pursuant to the Master Agreement; the Subordinated Debt Agreement, dated as of June 30, 1997 (the "Subordinated
                                                                 ------------
Debt Agreement", between the Borrower and ContiTrade; and the Intercreditor
--------------
Agreement, dated as of June 30, 1997 (the "Intercreditor Agreement", among the
                                           -----------------------
Borrower, the Lender and ContiTrade; as any of the foregoing documents may be amended, supplemented or otherwise modified in accordance with the terms of the Residual Agreement.

          "Significant Jurisdiction" shall mean any state or other jurisdiction
           ------------------------
in which Mortgage Loans constituting 15% or more of the aggregate Par Amount of all Mortgage Loans have been originated during the preceding six-month period ending December 31 or June 30, as the case may be.

          "Single Employer Plan" shall mean any Plan which is covered by Title
           --------------------
IV of ERISA, but which is not a Multiemployer Plan.

          "Subsidiary" shall mean, with respect to any Person, any corporation,
           ----------
partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "Termination Date" shall mean June 28, 1998 or such earlier date on
           ----------------
which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

          "Transmittal Letter" shall have the meaning assigned to such term in
           ------------------
the Custodial Agreement.

          "Trust Account" shall have the meaning assigned to such term in the
           -------------
Custodial Agreement.

          "Trust Receipt" shall have the meaning assigned to such term in the
           -------------
Custodial Agreement.

          "Underwriting Guidelines" shall mean the underwriting guidelines
           -----------------------
attached as Exhibit E hereto, as amended from time to time in accordance with
            ---------
Section 7.15.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
           -----------------------
effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          "VA" shall mean the U.S. Department of Veterans Affairs and any
           --
successor thereto.

          "Wet-Ink Advance" shall mean an Advance secured by a Wet-Ink Mortgage
           ---------------
Loan. A Wet-Ink Advance shall cease to be a Wet-Ink Advance on the date that the underlying Wet-Ink Mortgage Loan ceases to be a Wet-Ink Mortgage Loan (in accordance with the definition thereof).

          "Wet-Ink Mortgage Loan" shall mean a Mortgage Loan originated by the
           ---------------------
Borrower or by a correspondent lender or broker in a transaction table-funded by the Borrower, which is pledged to the Lender simultaneously with the origination or table-funding thereof by the Borrower, which origination or table funding is financed in part or in whole with proceeds of Advances distributed to a Settlement Agent by the Custodian and as to which the Custodian has not yet received the related Mortgage File. A Mortgage Loan shall cease to be a Wet-Ink Mortgage Loan on the date on which the Lender has received a Trust Receipt from the Custodian with respect to such Mortgage Loan confirming that the Custodian has physical possession of the related Mortgage File, which Trust Receipt indicates the presence of no Material Exceptions in the related Mortgage File.

          1.02 Accounting Terms and Determinations.  Except as otherwise
               -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP as in effect from time to time in the United States.

          Section 2.  Advances, Note and Prepayments.
                      ------------------------------

          2.01 Advances.
               --------

          Subject to the terms and conditions of this Loan Agreement, the Lender agrees to make loans (individually, an "Advance"; collectively, the "Advances")
                                        -------                      --------
to the Borrower, from time to time on any Business Day from and including the Effective Date to but excluding the Termination Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Maximum Credit, and (ii) the Borrowing Base at such time. Subject to the terms and conditions of this Loan Agreement, the Borrower may borrow, repay and reborrow hereunder.

          2.02 Notes.
               -----

          (a) The Advances made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A hereto
                                                             ---------
(the "Note"), dated the date hereof, payable to the Lender in a principal amount
      ----
equal to the amount of the Maximum Credit and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

          (b) The date, amount and interest rate of each Advance made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; provided that the failure of the Lender to make any such
                      --------
recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Advances.

          2.03 Procedure for Borrowing.
               -----------------------

          (a) The Borrower may request a borrowing hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to the Lender, with a copy to the Custodian, an irrevocable written Notice of Borrowing and Pledge substantially in the form of Exhibit D hereto (a "Notice of Borrowing and Pledge"), appropriately completed,
---------            ------------------------------
which Notice of Borrowing and Pledge must be received by the Lender, with a copy to the Custodian, prior to 6:00 p.m., New York City time, on the Business Day prior to the requested Funding Date. Such Notice of Borrowing and Pledge shall
(i) attach a Mortgage Loan Schedule (in hard copy, accompanied by a data transmission in a form agreed to by between the Borrower and the Lender) in respect of the Eligible Mortgage Loans that the Borrower proposes to pledge to the Lender and be included in the Borrowing Base in connection with such Advance, (ii) contain an estimate of the aggregate amount of the Advances to be made on such Funding Date (with the estimated amount of the Advance allocable to each Mortgage Loan set forth on the attached Mortgage Loan Schedule), (iii) specify the requested Funding Date, which shall be in conformity with the applicable timing requirement set forth above, (iv) if such Advance is to include one or more Wet-Ink Advances, attach a schedule for each Wet-Ink Advance specifying the identity and wiring instructions (including amounts estimated to be funded) for each Settlement Agent, (v) if such Advance is to be secured by one or more Non-Conforming Mortgage Loans, the Mortgage Loan Schedule attached to such Notice of Borrowing and Pledge shall identify each such Non-Conforming Mortgage Loan by code and shall specify the variance(s) from the Underwriting Guidelines in respect thereof, (v) contain (by attachment) such other information reasonably requested by the Lender from time to time, and (vi) shall be signed by one of the officers of the Borrower identified in Schedule 9 hereto
                                                               ----------
as it may be amended from time to time in accordance with Section 7.19. In addition, prior to 12:00 noon, New York City time, on the Funding Date, the Borrower may, with respect to Wet-Ink Advances, deliver to the Lender, with a copy to the Custodian, (A) a revised copy of such Notice of Borrowing and Pledge for purposes of amending the requested Advance amount and/or to remove Wet-Ink Mortgage Loans which are no longer to be funded on such Funding Date from the Mortgage Loan Schedule (it being understood that any such revised copy fully supersedes the Notice of Borrowing and Pledge delivered on the previous Business
Day), and (B) an additional

Notice of Borrowing and Pledge requesting Wet-Ink Advances to be made on such Funding Date against additional Wet-Ink Mortgage Loans of which the Borrower was unaware on the prior Business Day.

          (b) The Borrower shall deliver (or cause to be delivered) and release to the Custodian no later than 1:00 p.m., New York City time, one (1) Business Day prior to the requested Funding Date, a complete Mortgage File pertaining to each Eligible Mortgage Loan (other than Wet-Ink Mortgage Loans or Correspondent Mortgage Loans) to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

          (c) With respect to each Mortgage Loan which is a Correspondent Mortgage Loan, no later than 12:00 noon, New York City time, on the applicable Funding Date, the Borrower shall deliver (or cause to be delivered) and release to the Custodian the complete Mortgage File pertaining to each Correspondent Mortgage Loan being pledged to the Lender on such Funding Date.

          (d) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Lender and the Borrower, no later than 4:00 p.m., New York City time, on a Funding Date, a Trust Receipt in respect of all Mortgage Loans (other than Wet-Ink Mortgage Loans or Correspondent Mortgage Loans) pledged to the Lender on such Funding Date and an Exception Report in respect of all Mortgage Loans so pledged to the Lender. Pursuant to the Custodial Agreement, the Custodian shall deliver to the Lender, via facsimile, no later than 4:00 p.m., New York City time, on such Funding Date, an Initial Certification (Correspondent Mortgage Loans) (as defined in the Custodial Agreement) appropriately completed, with respect to each such Correspondent Mortgage Loan being pledged to the Lender on such Funding Date. Subject to Section 5 hereof, such Advance will then be made available to the Borrower by the Lender transferring, via wire transfer, (i) if such Advance is not a Wet-Ink Advance, pursuant to wire transfer instructions provided by the Borrower on or prior to such Funding Date, in the aggregate amount of such Advance in immediately available funds, and (ii) if such Advance is a Wet-Ink Advance, to the Custodian for disbursement to the Settlement Agent(s) specified in the Notice of Borrowing and Pledge.

          (e) After the funding of a Wet-Ink Mortgage Loan on any Funding Date, the Borrower shall be permitted to take delivery of the related Mortgage File from the applicable Settlement Agent for the purpose of completing the Borrower's due diligence with respect to such Mortgage File and correcting any document deficiencies that may exist in respect thereof; provided, however, that
                                                         --------  -------
the Borrower shall deliver (or cause to be delivered) and release to the Custodian a complete Mortgage File pertaining to each Wet-Ink Mortgage Loan pledged to the Lender hereunder no later than seven (7) Business Days following the applicable Funding Date in accordance with the terms and conditions of the Custodial Agreement; and provided, further, that if the Lender shall become
                         --------  -------
reasonably insecure in good faith, the Lender may deliver an Instruction Letter to each Settlement Agent, with a copy to the Borrower instructing each such Settlement Agent to thereafter deliver all Mortgage Files in respect of all Mortgage Loans funded by the Lender directly to the Custodian, and/or to take instructions exclusively from the Lender with respect to Advances disbursed to each such Settlement Agent by the Custodian, whereupon all Mortgage Files shall thereafter be delivered by the Settlement Agents directly to the Custodian, and the Lender shall have the exclusive right to direct the Settlement Agent with respect to any such disbursed Advances.

          (f) No later than 4:00 p.m., New York City time, one (1) Business Day after its receipt of the Mortgage File in respect of any Correspondent Mortgage Loan or Wet-Ink Mortgage Loan(s), the Custodian shall deliver to the Lender and the Borrower a Trust Receipt and an Exception

Report in respect of such Wet-Ink Mortgage Loan(s) in accordance with the terms and conditions of the Custodial Agreement.

          (g) The Lender shall deliver to the Borrower (i) prior to the close of business on each Business Day, by fax, a daily activity report with respect to the activity under the facility provided for hereunder, in such form and containing such information as the Borrower and Lender may from time to time mutually agree, and (ii) not less frequently than weekly, by fax, a summary of the activity disclosed for such week in the daily activity reports delivered pursuant to clause (i) of this Section 2.03(h).

          2.04 Repayment of Advances; Interest.
               -------------------------------

          (a) The Borrower hereby promises to repay in full on the Termination Date the then aggregate outstanding principal amount of the Advances.

          (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Advance for the period from and including the borrowing date of such Advance to but excluding the date such Advance shall be paid in full, at a rate per annum equal to the LIBO Rate plus the Applicable
                                                         ----
Margin. Accrued interest on each Advance shall be payable to the Lender on each Monthly Payment Date and on the Termination Date. The Lender shall provide the Borrower with a statement of interest due as soon as practicable after the end of each Interest Period (but in any event no later than the third Business Day after the end of such Interest Period) (each date of delivery of such statement, an "Invoice Date"). Notwithstanding the foregoing, on the Effective Date the
    ------------
Borrower shall repay in full all interest accrued and unpaid on Advances previously made under the Existing Loan Agreement, and a new Interest Period for all such Advances shall commence on the Effective Date. Also, on the Effective Date, the Lender shall, with respect to each Advance outstanding under the Existing Loan Agreement, advance to the Borrower the amount by which the Collateral Value of the related Mortgage Loan as calculated hereunder exceeds the amount thereof as calculated under the Existing Loan Agreement.

          (c) Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Advance and on any other amount payable by the Borrower hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest accruing at the Post-Default Rate shall be payable to the Lender on demand.

          (d) Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to the Borrower. Notwithstanding anything in this Loan Agreement to the contrary, interest on any Advance shall be calculated from and including the first day of the Interest Period applicable thereto, to but excluding the last day of such Interest Period.

          2.05 Limitation on Types of Advances; Illegality.  Anything herein to
               -------------------------------------------
the contrary notwithstanding, if, on or prior to the determination of any LIBO Base Rate:

          (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Advances as provided herein; or

          (b) the Lender determines, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "LIBO Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Advances is to be determined is not likely adequately to cover the cost to the Lender of making or maintaining Advances; or

          (c) it becomes unlawful for the Lender to honor its obligation to make or maintain Advances hereunder using a LIBO Rate;

then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, interest hereunder shall be calculated by reference to the Lender's cost of funds in a manner that correlates approximately to the relationship between the LIBOR Rate and the Lender's cost of funds immediately prior to the occurrence of such condition, as determined by the Lender in good faith. If requested by the Borrower, the Lender shall take reasonable steps to provide the basis for the Lender's determinations under this
Section 2.05.

          2.06 Determination of Borrowing Base; Mandatory Prepayments or Pledge.
               ----------------------------------------------------------------

          (a) If at any time the aggregate outstanding principal amount of Advances exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as
                                        -------------------------
determined by the Lender and notified to the Borrower on any Business Day, the Borrower shall no later than one (1) Business Day after receipt of such notice, at the option of the Borrower, either prepay the Advances in part or in whole or pledge additional Eligible Mortgage Loans (which shall be in all respects acceptable to the Lender) to the Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Advances does not exceed the Borrowing Base.

          (b) No later than three (3) Business Days following the Borrower's receipt of any Payoff Proceeds, the Borrower shall prepay all Advances and accrued and unpaid interest thereon in respect of the Mortgage Loans subject to such Payoff.

          (c) The Borrower shall prepay the Advances on the 10th day of each month (or if such 10th day is not a Business Day, the next succeeding Business
Day), in an amount equal to all Principal Paydowns received by the Borrower from time to time during the calendar month preceding such Business Day of prepayment. Each Principal Paydown received with respect to a particular Mortgage Loan shall be applied to reduce the Advance Balance for such Mortgage Loan.

          (d) The Borrower shall apply the net proceeds of any securitization of Pledged Mortgage Loans to prepay the Advance Balance with respect to such Mortgage Loans and accrued and unpaid interest thereon, on the date of settlement of any securitization of Mortgage Loans.

          (e) The Borrower shall apply the net proceeds of any whole loan sale of any Mortgage Loan to prepay the Advance Balance with respect to such Mortgage Loan, and accrued and unpaid interest thereon, on the date of settlement of any such whole loan sale. The amount to be paid to the Lender pursuant to this
Section 2.06(e) shall be paid directly to the Lender by the purchaser of such Mortgage Loan.

          (f) The Borrower shall pay the Advance Balance for any Mortgage Loan in respect of which the related Mortgage Note has been extinguished under relevant state law in connection with a judgment of foreclosure or foreclosure sale or otherwise, no later than one (1) Business Day after the date such Mortgage Note is extinguished.

          (g) Amounts returned to the Paydown Account shall be applied to the prepayment of the Loans in accordance with Section 6(b)(ii) of the Custodial Agreement.

          2.07  Optional Prepayments. The Advances are prepayable without
                --------------------
premium or penalty, in whole or in part. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrower intends to prepay an Advance in whole or in part from a source other than the proceeds of the Mortgage Loans, the Borrower shall give one (1) Business Day's prior written notice thereof to the Lender. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of at least $100,000.

          2.08  Requirements of Law.
                -------------------

          (a) If any Requirement of Law or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Loan Agreement, the Note or any Advance made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender in respect thereof;

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory Advance or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, Advances or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the Base Rate hereunder;

          (iii) shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, continuing or maintaining any Advance or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable. If requested by the Borrower, the Lender shall take reasonable steps to provide to the Borrower the basis for the Lender's determinations under this Section 2.08(a).

          (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrower shall promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction. If requested by the Borrower, the Lender shall take reasonable steps to provide to the Borrower the basis for the Lender's determinations under this Section 2.08(b).

          2.09 Purpose of Advances.  Each Advance shall be used to finance the
               -------------------
origination or purchase of Eligible Mortgage Loans, and to finance Fallout Loans, identified to the Lender in writing on each Notice of Borrowing and Pledge, as may be amended from time to time.

          Section 3.  Payments; Computations; Etc.
                      ----------------------------

          3.01 Payments.
               --------

          (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement and the Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Paydown Account not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). The Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

          (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension (at the interest rate applicable on the immediately preceding Business Day).

          3.02 Computations.  Interest on the Advances shall be computed on the
               ------------
basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          Section 4.  Collateral Security.
                      -------------------

          4.01 Collateral; Security Interest.
               ------------------------------

          (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Mortgage Loan Documents as exclusive bailee and agent for the Lender pursuant to terms of the Custodial Agreement and shall deliver Trust Receipts to the Lender each to the effect that it has reviewed such Mortgage Loan Documents in the manner and to the extent required by the Custodial Agreement and identifying any exceptions in such Mortgage Loan Documents as so reviewed in Exception Reports.

          (b) All of the Borrower's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Collateral":
                    ----------

          (i) all Mortgage Loans identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time ("Pledged Mortgage Loans");
       ----------------------

          (ii) all Mortgage Loan Documents, including without limitation all promissory notes, and all Servicing Records, Servicing Agreements and any other collateral pledged or otherwise relating to such Pledged Mortgage Loans, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

          (iii) all mortgage guaranties and insurance relating to such Pledged Mortgage Loans (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to such Pledged Mortgage Loans and all claims and payments thereunder;

          (iv) all other insurance policies and insurance proceeds relating to any Pledged Mortgage Loan or the related Mortgaged Property;

          (v) all purchase or take-out commitments relating to such Pledged Mortgage Loans;

          (vi) all Interest Rate Protection Agreements relating to such Pledged Mortgage Loans;

          (vii) the Trust Account, the Paydown Account and the balance from time to time standing to the credit of the Trust Account and the Paydown Account and all rights with respect thereto;

          (viii)  all Insured Closing Letters;

          (ix) all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing;

          (x)     all "collateral", however defined, under any Other Agreements;

          (xi) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

          (c) The Borrower hereby assigns, pledges and grants a security interest in the Collateral to the Lender to secure the repayment of principal of and interest on all Advances and all other amounts owing to the Lender hereunder, under the Note and under the other Loan Documents (collectively, the "Secured Obligations"). The Borrower agrees to mark its computer records and
 -------------------
tapes to evidence the interests granted to the Lender hereunder.

          4.02    Further Documentation. At any time and from time to time, upon
                  ---------------------
the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement with respect to the Collateral without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          4.03    Changes in Locations, Name, etc.  The Borrower shall not (i)
                  -------------------------------
change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed necessary by the Lender to continue its perfected status in the Collateral with the same or better priority.

          4.04    Lender's Appointment as Attorney-in-Fact.
                  ----------------------------------------

          (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

          (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance with respect to Pledged Mortgage Loans or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

          (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

          (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in Section
4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

          4.05    Performance by Lender of Borrower's Obligations. If the
                  -----------------------------------------------
Borrower fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Secured Obligations.

          4.06    Proceeds. If an Event of Default shall occur and be
                  --------
continuing, (a) all proceeds of Collateral received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

          4.07    Remedies. If an Event of Default shall occur and be
                  --------
continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

          4.08    Limitation on Duties Regarding Presentation of Collateral. The
                  ---------------------------------------------------------
Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

          4.09    Powers Coupled with an Interest. All authorizations and
                  -------------------------------
agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          4.10    Release of Security Interest. (a) Upon termination of this
                  ----------------------------
Loan Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents the Lender shall release its security interest in any remaining Collateral; provided that if any payment,
                                                   --------
or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, the Borrower or any substantial part of its Property, or otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

          (b) So long as no Event of Default has occurred and is continuing, upon the Borrower's repayment in full in immediately available funds of the Advance Balance with respect to a Pledged Mortgage Loan, together with accrued and unpaid interest in respect thereof, such Pledged Mortgage Loan shall be automatically released from the Lien of this Loan Agreement, and the Lender shall cause the Custodian to release the related Mortgage File and any other documents held by the Custodian or the Lender with respect to such Mortgage Loan to the Borrower or the Borrower's designee. In addition, the Lender shall execute and deliver such instruments or other documents reasonably requested by the Borrower that are prepared by the Borrower in order to effect the release of such Pledged Mortgage Loan from the Lien of the Lender.

          Section 5.  Conditions Precedent.
                      --------------------

          5.01    Amendment and Restatement . The effectiveness of the amendment
                  --------------------------
and restatement of the Existing Agreement is subject to the satisfaction, immediately prior to or concurrently therewith, of the following conditions precedent:

          (a)  Loan Agreement. The Lender shall have received this Loan
               --------------
     Agreement, executed and delivered by a duly authorized officer of the Borrower.

          (b)  Note.  The Lender shall have received the Note, conforming to the
               ----
     requirements hereof and executed by a duly authorized officer of the Borrower.

          (c)  Custodial Agreement. The Lender shall have received the Custodial
               -------------------
     Agreement, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower and the Custodian.

          (d)  Affiliate Subordination Agreement of RDC III, Inc. The Lender
               -------------------------------------------------
     shall be satisfied that the Affiliate Subordination Agreement will continue in full force and effect after giving effect to the amendment and restatement of the Existing Agreement.

          (e)  Significant Documents. Each of the Significant Documents shall
               ---------------------
     have been, or shall be concurrently, executed and delivered by the parties thereto.

          (f)  Powers of Attorney. The Lender shall have received an executed
               ------------------
     copy of a power of attorney, substantially in the form of Exhibit I and duly executed and delivered by a duly authorized officer of the Borrower, authorizing the Lender to execute and deliver on behalf of the Borrower, Instruction Letters for the Settlement Agents in accordance with the terms hereof.

          (g)  Filings, Registrations, Recordings. Any documents (including,
               ----------------------------------
     without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created hereunder and under the other Significant Documents, shall have been properly prepared for filing, registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest.

          (h)  Corporate Proceedings. The Lender shall have received a
               ---------------------
     certificate of the Secretary or Assistant Secretary of the Borrower, dated as of the date hereof, and certifying (A) that attached thereto is a true, complete and correct copy of (i) the articles of incorporation of the Borrower, (ii) the by-laws of the Borrower, and (iii) resolutions duly adopted by the Board of

     Directors of the Borrower authorizing the execution, delivery and performance of this Loan Agreement, the Notes and the other Loan Documents to which it is a party, and the borrowings contemplated hereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and
     (B) as to the incumbency and specimen signature of each officer executing any Loan Documents on behalf of the Borrower, and authorized to execute any Notice of Borrowing and Pledge, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (i)  Good Standing Certificates. The Lender shall have received copies
               --------------------------
     of certificates evidencing the good standing of the Borrower, dated as of a recent date, from the Secretary of State (or other appropriate authority) of the State of Colorado and in each jurisdiction where the ownership, lease or operation of property, or the conduct of business, requires the Borrower to qualify as a foreign corporation, except where the failure to qualify would not have a Material Adverse Effect, and except as to which the Lender has agreed to accept such good standing certificates as soon as possible following the initial Funding Date, but in no event later than 15 Business Days after the initial Funding Date.

          (j)  Legal Opinion.  The Lender shall have received the executed legal
               -------------
     opinion of Hunton & Williams, special counsel to the Borrower, Worsham, Forsythe & Wooldridge, L.L.P., special Texas counsel to the Borrower, Haligman & Lottner, special Colorado counsel to the Borrower, and Howard Glicksman, Esq., General Counsel and Vice-President of the Borrower, in form and substance satisfactory to the Lender. Each such legal opinion shall be dated the initial Funding Date and otherwise in form and substance acceptable to the Lender and cover such other matters incident to the transactions contemplated by this Loan Agreement as the Lender shall reasonably request.

          (k)  Fees and Expenses.  The Lender shall have received all fees and
               -----------------
     expenses required to be paid by the Borrower on or prior to the initial Funding Date pursuant to Section 11.03(b).

          (l)  Financial Statements. The Lender shall have received the
               --------------------
     financial statements referenced in Section 6.01(a).

          (m)  Underwriting Guidelines.  The Lender and the Borrower shall have
               -----------------------
     agreed upon the Borrower's current underwriting guidelines for Mortgage Loans (the "Underwriting Guidelines") and the Lender shall have received a
                 -----------------------
     certified copy thereof.

          (n)  Consents, Licenses, Approvals, etc. The Lender shall have
               -----------------------------------
     received copies certified by the Borrower of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

          (o)  Insurance.  The Lender shall have received evidence in form and
               ---------
     substance satisfactory to the Lender showing compliance by the Borrower as of such initial Funding Date with Section 7.03 hereof.

          (p)  Other Documents. The Lender shall have received such other
               ---------------
     documents as the Lender or its counsel may reasonably request.

          5.02    Initial and Subsequent Advances. The making of each Advance to
                  -------------------------------
the Borrower (including the initial Advance) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof:

          (a)     No Default.  No Default (other than (i) a Default (but not an
                  ----------
     Event of Default) under Section 8(d), (ii) a Default (but not an Event of Default) under Section 8(f) (provided that this representation is made as to a Default under Section 8(f) in respect of the payment of principal and/or interest (or the equivalent) under Indebtedness or a Guarantee Obligation in an aggregate amount in excess of $250,000), or (iii) a Default (but not an Event of Default) under Section 8(g) in respect of a final judgment or judgments not in excess of $250,000 in the aggregate), or Event of Default shall have occurred and be continuing.

          (b)     Representations and Warranties. Each representation and
                  ------------------------------
     warranty made by the Borrower in Section 6 hereof and elsewhere in each of the Loan Documents, shall be true and correct on and as of the date of the making of such Advance in all material respects (in the case of the representations and warranties in Schedule 1, solely with respect to Mortgage Loans to be added to the Borrowing Base on such date) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Lender shall also be in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions where the failure to be so qualified should reasonably be expected to have a Material Adverse Effect.

          (c)     Borrowing Base. The aggregate outstanding principal amount of
                  --------------
     the Advances shall not exceed the Borrowing Base.

          (d)     Notice of Borrowing and Pledge. The Lender shall have received
                  ------------------------------
     a Notice of Borrowing and Pledge and Mortgage Loan Schedule in accordance with Section 2.03(a) hereof, appropriately completed.

          (e)     Trust Receipt. The Lender shall have received from the
                  -------------
     Custodian (i) in the case of Mortgage Loans to be pledged hereunder on such Business Day other than Wet-Ink Mortgage Loans or Correspondent Mortgage Loans, a Trust Receipt in respect thereof and a Mortgage Loan Schedule and an Exception Report, with Exceptions in respect of such Mortgage Loans acceptable to the Lender in its sole discretion, and (ii) in the case of Correspondent Mortgage Loans to be pledged hereunder on such Business Day, an Initial Certification (Correspondent Mortgage Loans) in respect thereof, in each case dated such Business Day and duly completed.

          (f)     Interest Rate Protection Agreements.  The Lender shall have
                  -----------------------------------
     received fully-executed copies of any Interest Rate Protection Agreements required by Section 7.18, each certified as a true, correct and complete copy of the original.

          (g)     Additional Matters. All corporate and other proceedings, and
                  ------------------
     all documents, instruments and other legal matters in connection with the transactions contemplated by this Loan Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

          (h)     No Material Adverse Effect. There shall not have occurred one
                  --------------------------
     or more events that, in the reasonable judgment of the Lender exercised in good faith, constitutes or should reasonably be expected to constitute a Material Adverse Effect.

          Section 6.  Representations and Warranties.  The Borrower represents
                      ------------------------------
and warrants to the Lender that on the date hereof:

          6.01    Financial Condition.
                  -------------------

          (a) The audited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at December 31, 1996, reported thereon by Deloitte & Touche, and the related statements of income and cash flows for the fiscal year then ended, copies of which have heretofore been furnished to the Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such dates and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at March 31, 1997, and the related statements of income and cash flows for the three-month period then ended, certified by a Responsible Officer, copies of which have heretofore been furnished to the Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such dates and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended.

          (b) Such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

          (c) Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto.

          6.02    No Change.  Since December 31, 1996, there has been no
                  ---------
development or event which has had or should reasonably be expected to have a Material Adverse Effect.

          6.03    Corporate Existence; Compliance with Law. The Borrower (a) is
                  ----------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, (b) has the corporate power and authority, and has all governmental licenses, authorizations, consents and approvals necessary, to own and operate its property, to lease the property it operates as lessee and to carry on its business as now being conducted, (c) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify should be reasonably expected (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law.

          6.04    Corporate Power; Authorization; Enforceable Obligations.  (a)
                  -------------------------------------------------------
The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Loan Agreement, the Note, and each other Loan Document, and to borrow and to grant Liens hereunder, and has taken all necessary corporate action to authorize the borrowings and the granting of Liens on the terms and conditions of this Loan Agreement, the Note, and each other Loan Document to which it is a party, and the execution, delivery and performance of this Loan Agreement, the Note, and each other Loan Document.

          (b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required or necessary in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Loan Agreement or the Note or any other Loan Document, except (i) for filings and recordings in respect of the Liens created pursuant to this Loan Agreement, and (ii) as previously obtained and currently in full force and effect.

          (c) This Loan Agreement has been duly and validly executed and delivered by the Borrower and constitutes, and the Note and each other Loan Document when executed and delivered on behalf of the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          6.05    No Legal Bar.  The execution, delivery and performance of this
                  ------------
Loan Agreement and the Note, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien (other than the Liens created hereunder) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

          6.06    No Material Litigation.  There are no actions, suits,
                  ----------------------
arbitrations, investigations or proceedings of or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues, other than those actions, suits, arbitrations, investigations or proceedings described on Schedule 5 hereto, none of which should reasonably be expected to have a Material Adverse Effect.

          6.07    No Default. Neither the Borrower nor any of its Subsidiaries
                  ----------
is in default under or with respect to any of its Contractual Obligations in any respect which should reasonably be expected to have a Material Adverse Effect. No Default (other than (i) a Default (but not an Event of Default) under Section 8(d), (ii) a Default (but not an Event of Default) under Section 8(f) (provided that this representation is made as to a Default under Section 8(f) in respect of the payment of principal and/or interest (or the equivalent) under Indebtedness or a Guarantee Obligation in an aggregate amount in excess of $250,000), or (iii) a Default (but not an Event of Default) under Section 8(g) in respect of a final judgment or judgments not in excess of $250,000 in the aggregate, in each case unless the Borrower has failed to notify the Lender of such Default in accordance with Section 7.04(a)(i)), or Event of Default has occurred and is continuing.

          6.08    Collateral; Collateral Security.
                  -------------------------------

          (a) The Borrower has not assigned, pledged, or otherwise conveyed or encumbered any of the Collateral to any Person other than the Lender, other than the security interest in favor of

ContiTrade Services L.L.C. and Greenwich Capital Markets, Inc. pursuant to the Significant Documents, and immediately prior to the pledge of such Collateral, the Borrower was the sole owner of the Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens that have been released or are to be released simultaneously with the Liens granted in favor of the Lender hereunder. No Pledged Mortgage Loan was acquired by the Borrower from an Affiliate of the Borrower.

          (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the Collateral.

          (c) Upon receipt by the Custodian of each Mortgage Note (or, in the case of a Wet-Ink Mortgage Loan, upon notice to the related Settlement Agent of the security interest of the Lender in such Wet-Ink Mortgage Loan and the funding thereof by the Lender), and the filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on
Schedule 2 attached hereto, the security interests granted hereunder in the Collateral will constitute fully perfected security interests under the Uniform Commercial Code (and of first priority, except for the Collateral described in Section 4.01(b)(x)) in all right, title and interest of the Borrower in, to and under such Collateral.

          6.09    Chief Executive Office. The Borrower's chief executive office
                  ----------------------
on the Effective Date is located at 7600 East Orchard Road, Suite 330-S, Englewood, CO 80111.

          6.10    Location of Books and Records. The location where the Borrower
                  -----------------------------
keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

          6.11    No Burdensome Restrictions. No Requirement of Law or
                  --------------------------
Contractual Obligation of the Borrower or any of its Subsidiaries has a Material Adverse Effect.

          6.12    Taxes. Each of the Borrower and its Subsidiaries has filed all
                  -----
Federal and state income tax returns and all other material tax returns that are required to be filed by them and has paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes or assessments, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in conformity with GAAP have been provided. No tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax or assessment.

          6.13    Margin Regulations. Neither the making of any Advance
                  ------------------
hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X.

          6.14    Investment Company Act; Other Regulations. The Borrower is not
                  -----------------------------------------
an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur indebtedness.

          6.15    Subsidiaries.  All of the Subsidiaries of the Borrower at the
                  ------------
date hereof are listed on Schedule 3 to this Loan Agreement.

          6.16 Bulk Transfer.  The pledge of the Mortgage Loans and the Mortgage
               -------------
Loan Documents by the Borrower pursuant to this Loan Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          6.17 Origination and Collection of Mortgage Loans.  The Mortgage Loans
               --------------------------------------------
were originated or acquired by the Borrower, and the origination and collection practices used by the Borrower with respect to the Mortgage Loans have been legal, proper and prudent in all material respects, customary in the residential mortgage loan servicing business, and, except in the case of Non-Conforming Mortgage Loans, in accordance with the Underwriting Guidelines. With respect to Mortgage Loans acquired by the Borrower, all such Mortgage Loans, other than Non-Conforming Mortgage Loans, are in conformity with the Underwriting Guidelines.

          6.18 No Adverse Selection.  The Borrower used no selection procedures
               --------------------
that identified the Mortgage Loans as being less desirable or valuable than other comparable Mortgage Loans owned by the Borrower.

          6.19 Borrower Solvent; Fraudulent Conveyance.  As of the date hereof
               ---------------------------------------
and immediately after giving effect to each Advance, the fair value of the assets of the Borrower is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of the Borrower in accordance with GAAP) of the Borrower and the Borrower is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged. Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or any of its assets. Borrower is not transferring any Mortgage Loans with any intent to hinder, delay or defraud any of its creditors.

          6.20 ERISA. Each Plan to which the Borrower or its Subsidiaries make
               -----
direct contributions, and, to the knowledge of the Borrower, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law.

          6.21 True Disclosure.  The information, reports, financial statements,
               ---------------
exhibits and schedules furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact. All written information furnished after the date hereof by or on behalf of the Borrower to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, correct and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Borrower that, after due inquiry, should reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

          6.22 Eligibility.  The Borrower represents that on the Closing Date
               -----------
(and after the Closing Date, solely to the extent necessary to carry on its business substantially as it is then being conducted), it is approved and qualified and in good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

          (a) The Borrower is a GNMA approved seller/servicer of Mortgage Loans and issuer of mortgage-backed securities guaranteed by GNMA.

          (b) The Borrower is an FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA.

          (c) The Borrower is a FHLMC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to FHLMC.

          (d) The Borrower is a lender in good standing under the VA loan guarantee program eligible to originate, purchase, hold, sell and service VA-guaranteed Mortgage Loans.

          (e) The Borrower is an FHA approved mortgagee, eligible to originate, purchase, hold, sell and service FHA-fully-insured Mortgage Loans.

          6.23 Licenses. The Lender will not be required as a result of taking a
               --------
pledge of the Mortgage Loans to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

          6.24 Relevant States.  Schedule 7 sets forth all of the states or
               ---------------
other jurisdictions (the "Relevant States") in which the Borrower originates
                          ---------------
Mortgage Loans in its own name or through table-funding transactions on the date of this Loan Agreement. The Relevant States indicated by asterisk on Schedule 7 constitute all of the Significant Jurisdictions as of the date of this Loan Agreement.

          6.25 Forms of Mortgage Loan Documents.  Attached hereto as Schedule 10
               --------------------------------
are the forms of Mortgage Notes, Mortgages (or deeds of trust), and riders thereto that the Borrower uses on the date of this Loan Agreement to originate Mortgage Loans (or to have Mortgage Loans originated on its behalf).

          6.26 Settlement Agents.  Schedule 12 lists all Settlement Agents
               -----------------
utilized by the Borrower as of May 31, 1997.

          Section 7.  Covenants of the Borrower.  The Borrower covenants and
                      -------------------------
agrees with the Lender that, so long as any Advance is outstanding and until payment in full of all Secured Obligations:

          7.01 Financial Statements.  The Borrower shall deliver to the Lender:
               --------------------

          (a) as soon as available, but in any event not later than twenty (20) days after the end of each calendar month, unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of each such month and the related unaudited consolidated statements of income and cash flows of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects and prepared in accordance with GAAP consistently applied.

          (b) if available, as soon as available and in any event within forty-five (45) days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income and of cash flows for the Borrower and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments); and

          (c) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, the audited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated and consolidating financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP.

          (d) from time to time such other information regarding the financial condition, operations, or business of the Borrower and its Subsidiaries as the Lender may reasonably request.

          7.02 Existence, Etc.  Each of the Borrower and its Subsidiaries will:
               ---------------

          (a)  preserve and maintain its legal existence;

          (b) preserve and maintain all of its material rights, privileges, licenses and franchises;

          (c) comply with the requirements of all applicable Requirements of Law (including, without limitation, the Real Estate Settlement Procedures Act and all environmental laws) if failure to comply with such requirements should reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect; and

          (d) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

          7.03 Maintenance of Property; Insurance; Inspection. (a) The Borrower
               ----------------------------------------------
shall keep all property useful and necessary in its business in good working order and condition.

          (b) The Borrower shall maintain blanket bond coverage (under a "Mortgage Bankers Bond" or otherwise) which includes errors and omissions coverage and a blanket fidelity bond with broad coverage covering criminal actions such as theft and embezzlement by all officers, directors, and employees of the Borrower, in such amounts as satisfy prevailing FNMA, FHLMC and GNMA requirements applicable to a qualified mortgage originating institution and the other requirements of this

Section 7.03 (which insurance shall, beginning 10 Business Days after the Effective Date and at all times thereafter, name the Lender as an additional insured and loss payee effective as of the Effective Date). Such insurance and fidelity bond shall be maintained with insurance companies with a rating of "A" or better by Best & Co. This insurance collectively shall protect the Borrower and the Lender against losses resulting from forgery, theft, embezzlement and fraud of such persons. The bonds shall each show the Lender as an additional insured and shall provide that the insurers or bonding company shall give the Lender thirty (30) days written notice prior to any cancellation. This provision shall not diminish or relieve the Borrower from its duties and obligations as set forth in this Loan Agreement. The minimum coverage under (i) any such errors and omissions policy of insurance shall be three hundred thousand dollars ($300,000), or such greater coverage amount as FNMA or FHLMC may require for the Borrower and (ii) any such fidelity bond shall be at least equal to five hundred thousand dollars ($500,000), or such greater coverage amount as FNMA or FHLMC may require for the Borrower. The deductible amount on such errors and omissions policy of insurance and such fidelity bond shall not exceed $50,000, without the written consent of the Lender.

          (c) If reasonably requested by the Lender at any time, the Borrower shall deliver to the Lender promptly a copy of any power of attorney described in paragraph (tt) of Schedule 1, or such other evidence of the existence and continued effectiveness of such power of attorney as the Lender may reasonably request.

          (d) In addition to any review pursuant to Section 11.16, the Borrower agrees that from time to time and upon reasonable prior notice to the Borrower (which notice shall not be required after the occurrence and during the continuance of an Event of Default), the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies or extracts of the Insured Closing Letters then in effect. The Borrower acknowledges and agrees that, if the Lender in its reasonable discretion is dissatisfied as a result of any such inspection with the compliance by the Borrower with the terms and conditions of this Loan Agreement with respect to Insured Closing Letters (including, without limitation, paragraph (ss) of Part I of Schedule 1), the Lender may decline to fund additional Advances hereunder until such time as the Lender ceases to be so dissatisfied or the Loan Documents are modified in a manner satisfactory to the Lender to provide alternative mechanisms to verify such compliance.

          7.04   Notices.  (a)  The Borrower shall give notice to the Lender
                 -------
promptly:

          (i) upon the Borrower becoming aware of, and in any event within three (3) Business Days after (A) the occurrence of any Default or Event of Default, and (B) of an event of default (meaning a default and the passage of any grace or cure period provided in such agreement without the default having been cured or waived) under any material agreement of the Borrower;

          (ii) upon the Borrower becoming aware of (A) any default related to any Collateral, (B) any Material Adverse Effect and (C) any event or change in circumstances which should reasonably be expected to have a Material Adverse Effect;

          (iii) upon the Borrower becoming aware of, and in any event within ten (10) days after, service of process on the Borrower or any of its Subsidiaries, or any agent thereof for service of process, of notice of all legal or arbitrable proceedings affecting the Borrower or any of its Subsidiaries (A) that questions or challenges the validity or enforceability of any of the Loan Documents or (B) in which the amount in contest is greater than $200,000;

          (iv) of the entry of any judgment or decree against the Borrower if the aggregate amount of all judgments and decrees then outstanding against the Borrower exceeds $75,000 after deducting (A) the amount with respect to which the Borrower is insured and with respect to which the insurer has assumed responsibility in writing, and (B) the amount for which the Borrower is otherwise indemnified if the terms of such indemnification are reasonably satisfactory to the Lender;

          (v) upon the Borrower's receipt of any Payoff Proceeds of any Pledged Mortgage Loan, and in any event within one (1) Business Day after receipt thereof; and

          (vi) upon the Borrower becoming aware that the Mortgaged Property in respect of any Pledged Mortgage Loan has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to materially and adversely affect the Collateral Value of such Pledged Mortgage Loan.

Each notice pursuant to this Section 7.04(a) (other than 7.04(a)(v)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto. The parties hereto agree that, to the extent any of the events which require notice under this
Section 7.04(a) also require notice under Section 4.01(a) of the Residual Agreement (as defined in the definition of "Significant Documents"), and no period of time within which such notice shall be made is otherwise specified in this Section 7.04(a), the parties hereto agree that notice under this Section 7.04(a) shall be deemed prompt if made within the time periods specified in
Section 4.01(a) of the Residual Agreement for the notice required thereunder for such event.

          (b) No later than 6:00 p.m., New York City time, on each Business Day, the Borrower shall send to the Lender and the Custodian a data transmission identifying (x) Mortgage Loans that were identified for funding by the Lender on the prior Business Day but were not funded, and (y) Pledged Mortgage Loans expected by the Borrower to be released from the Lien of this Loan Agreement on the next succeeding Business Day, including, without limitation, in connection with a sale or foreclosure of such Pledged Mortgage Loan. Such data transmission shall specify for each such Mortgage Loan and Pledged Mortgage Loan, (i) its loan identification number, and (ii) in the case of a Pledged Mortgage Loan, (A) the date on which it was first pledged to the Lender hereunder, and (B) a code indicating the basis for the repayment of such Pledged Mortgage Loan.

          (c) The Borrower shall give the Lender notice as soon as practicable after the end of each six-month period ending December 31 and June 30 of any state which becomes a Significant Jurisdiction during such period and is not indicated as such on Schedule 7. If requested by the Lender upon receipt of such notice, the Borrower will as soon as practicable after receipt of such request obtain an opinion of counsel to the Borrower in such new Significant Jurisdiction covering the matters covered by the opinions of the Borrower's counsel in Colorado delivered on the Effective Date and covering such other matters as the Lender may reasonably request.

          (d) The Borrower shall (i) within 30 days after the date it commences using such Person as a Settlement Agent, either obtain an Insured Closing Letter covering such additional Settlement Agent or cause an existing Insured Closing Letter to be supplemented by an appropriate instrument to cause such additional Settlement Agent to be covered by such Insured Closing Letter, and (ii) not less frequently than monthly provide a list to the Lender of all Settlement Agents then being used by the Borrower.

          7.05 Other Information.  The Borrower shall furnish to the Lender, as
               -----------------
soon as available, copies of any and all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission, any Governmental Authority which supervises the issuance of securities by the Borrower.

          7.06 Further Identification of Collateral.  The Borrower will furnish
               ------------------------------------
to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender or any Lender may reasonably request, all in reasonable detail.

          7.07 Notice if Mortgage Loan is Found Defective.  Upon discovery by
               ------------------------------------------
the Borrower or the Lender of any breach of any representation or warranty listed on Schedule 1 hereto applicable to any Mortgage Loan, the party discovering such breach shall promptly give notice of such discovery to the other.

          7.08 Reporting.
               ---------

          (a)  The Borrower shall deliver to the Lender, no later than twenty
(20) days after the last day of each calendar month, a certificate of a Responsible Officer of the Borrower to the effect that, (i) to the best of such Responsible Officer's knowledge, after due inquiry, the Borrower during such calendar month has observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Loan Agreement and the other Loan Documents to be observed, performed or satisfied by it, (ii) the Borrower was, as of the end of the prior calendar month, in compliance and in good standing with applicable HUD or GNMA net worth requirements, and (iii) that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate (and, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action the Borrower has taken or proposes to take with respect thereto).

          (b) The Borrower shall deliver to the Lender, concurrently with the delivery of the financial statements required to be delivered pursuant to
Section 7.01(b) and (c) a covenant compliance certificate in the form of Exhibit
                                                                         -------
F hereto (a "Covenant Compliance Certificate"), appropriately completed and
-            -------------------------------
accompanied by supporting documentation and calculations showing compliance with the covenants referenced therein.

          (c) The Borrower shall deliver or cause to be delivered to the Lender, no later than ten (10) days after the last day of each calendar month a monthly servicing report in a computer-readable format reasonably acceptable to the Lender, listing and setting forth such information in respect of, all Pledged Mortgage Loans as the Lender may reasonably request, including, without limitation, the outstanding principal balance and delinquency status of each such Pledged Mortgage Loan as at the last day of the prior calendar month.

          (d) The Borrower shall deliver or cause to be delivered to the Lender, no later than ten (10) days after the last day of each calendar month an updated copy of Schedule 6, listing the names, mailing addresses and telecopy numbers of all Settlement Agents used by the Borrower during such calendar month, along with an undated Instruction Letter executed by the Borrower in blank for each Settlement Agent added to Schedule 6.

          (e) The Borrower shall deliver to the Lender, no later than ten (10) days after the last day of any calendar month in which the list of Relevant States listed on Schedule 7 is not complete, an updated complete copy of
Schedule 7.

          7.09 Financial Condition Covenants.  The Borrower shall not:
               -----------------------------

          (a)  Maintenance of Consolidated Tangible Equity.  The Borrower shall
               -------------------------------------------
not permit Consolidated Tangible Equity as of the end of any fiscal quarter to be less than (i) for the fiscal quarters occurring in the fiscal year ending on December 31, 1997, $4.0 million, (ii) for the fiscal quarters occurring in the fiscal year ending on December 31, 1998, the greater of $10.0 million and 65% of actual Consolidated Tangible Equity as of December 31, 1997, and (iii) for any fiscal quarter during each fiscal year thereafter, the greater of $10.0 million and 80% of actual Consolidated Tangible Equity as of the last day of the immediately preceding fiscal year.

          (b)  Maintenance of Current Ratio.  The Borrower shall not permit the
               ----------------------------
ratio of current assets to current liabilities (as determined in accordance with GAAP and presented on the quarterly financial statements of the Borrower) to be less than (i) 1.01:1 for the fiscal year ending December 31, 1997, and (ii) 1.05:1 thereafter.

          (c)  Delinquency Rate.  The Borrower shall not permit the Delinquency
               ----------------
Rate for all mortgage loans in the Borrower's servicing portfolio to be 12.5% or greater.

          7.10 Limitation on Indebtedness; Guarantee Obligations.  Neither the
               -------------------------------------------------
Borrower nor any of its Subsidiaries shall create, incur, assume or suffer to exist any Indebtedness or Guarantee Obligations, except:

          (a) Indebtedness of the Borrower under this Loan Agreement or any Other Agreement;

          (b) Indebtedness to an Affiliate subject to an Affiliate Subordination Agreement;

          (c) Guarantee Obligations incurred after the date hereof in an aggregate amount not to exceed $100,000 at any one time outstanding or those created by endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

          (d)  Existing Indebtedness listed on Schedule 8;

          (e) Indebtedness under a residual interest facility having as terms reasonably acceptable to the Lender; and

          (f)  Indebtedness (in addition to Existing Indebtedness listed on
     Schedule 8) under one or more financing leases in respect of office equipment not exceeding $250,000 at any one time.

          7.11 Subordination; Limitations on Optional Payments or Modification
               ---------------------------------------------------------------
of Certain Indebtedness.
-----------------------

          (a) The Borrower shall cause any Indebtedness of the Borrower to any shareholder, director, officer or Affiliate of the Borrower, which Indebtedness is in excess of $100,000, to be subordinated to the Secured Obligations on or prior to the Closing Date, or if incurred later, at the time of the incurrence thereof, by the execution and delivery of an Affiliate Subordination Agreement and shall deliver to the Lender an executed copy of each such agreement, certified by the Secretary or Assistant Secretary of the Borrower to be true and complete and in full force and effect; and

          (b) The Borrower shall not (i) make any optional payment or prepayment on or redemption or purchase of any Indebtedness subject to an Affiliate Subordination Agreement, or (ii) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any such Indebtedness, other than in accordance with the terms of such Affiliate Subordination Agreement; provided, however, that so long as no Event of Default
                         --------  -------
has occurred and is continuing, the Borrower may repay the RDC Indebtedness with the proceeds of (w) borrowings in respect of a working capital facility which may be established by the Borrower with a third-party lender, (x) borrowings under a residual interest financing facility permitted by Section 7.10(f) to the extent such proceeds are not required to be paid to the Lender hereunder, (y) whole loan sales or securitizations to the extent such proceeds are not required to be paid to the Lender hereunder, or (z) the issuance of Capital Stock of the Borrower.

          7.12 Prohibition of Fundamental Changes.  Neither the Borrower nor any
               ----------------------------------
of its Subsidiaries shall (i) enter into any transaction of merger or consolidation or amalgamation, or (ii) liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or (iii) sell all or substantially all of its assets (other than mortgage loans), without the prior written consent of the Lender.

          7.13 Limitation on Sale or Other Disposition of, or Encumbrances on,
               ---------------------------------------------------------------
Collateral.  The Borrower will not lease, transfer, assign, sell or otherwise
----------
dispose of any Collateral without the prior written consent of the Lender, except for a sale of Collateral in connection with which Advances are prepaid in accordance with Section 2.06(d), 2.06(e) or 2.06(f) hereof, as applicable. The Borrower shall not grant any security interest, lien or other encumbrance on any Collateral other than (a) to the Lender or any Affiliate thereof, (b) with respect to taxes and assessments related thereto which are not yet due and payable, or which are being contested in good faith, and (c) to the extent a release of the lien granted in favor of the Lender is permitted to be released pursuant to Section 4.10.

          7.14 Limitation on Transactions with Affiliates.  (a)  Neither the
               ------------------------------------------
Borrower nor any of its Subsidiaries shall enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is
(a) not otherwise prohibited under this Loan Agreement, (b) is in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower, as the case may be, then it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          7.15 Underwriting Guidelines.  Without prior written consent of the
               -----------------------
Lender, the Borrower shall not amend or otherwise modify the Underwriting Guidelines. In the event that the Borrower proposes to amend the Underwriting Guidelines, the Borrower shall submit the proposed amendment to the Lender in writing. Unless the Lender objects to the proposed amendment within 10 days following receipt of such proposed amendment, the Lender shall be deemed to have approved such proposed amendment.

          7.16 Limitations on Modifications, Waivers and Extensions of Mortgage
               ----------------------------------------------------------------
Loans.  The Borrower will not, nor will it permit or allow others to, amend,
-----
modify, terminate or waive any provision of any Mortgage Loan to which the Borrower is a party in any manner which should reasonably be expected to materially adversely affect the value of such Mortgage Loan as Collateral; provided, that the

Borrower may enter into forbearance agreements or plans with Mortgagors consistent with its collection activities as servicer of the Mortgage Loans and in conformity with Accepted Servicing Practices.

          7.17. Servicing.  The Borrower shall not permit any other Person to
                ---------
service Pledged Mortgage Loans without the prior written consent of the Lender.

          7.18  Hedging.  The Borrower shall enter into and maintain Interest
                -------
Rate Protection Agreements, having a notional amount not less than 80% of the aggregate unpaid principal amount of the fixed rate Mortgage Loans, having terms with respect to protection against fluctuations in interest rates or forward commitments to purchase fixed-rate Mortgage Loans reasonably acceptable to the Lender; provided that such notional amount may drop from time to time to not
        --------
less than 60% for a period not to exceed five (5) Business Days.

          7.19  Authorized Officers.  If at any time the list of authorized
                -------------------
officers listed on Schedule 9 becomes incomplete or incorrect, the Borrower shall promptly deliver to the Lender an updated complete and correct copy of
Schedule 9. Until such updated copy of Schedule 9 is delivered, the Lender shall be entitled to rely exclusively upon the most recently delivered copy of
Schedule 9. Accordingly, the Borrower's failure to deliver such updated copy shall not constitute an Event of Default.

          Section 8.  Events of Default.  Each of the following events shall
                      -----------------
constitute an event of default (an "Event of Default") hereunder:
                                    ----------------

          (a) the Borrower shall default in the payment of any principal of or interest on any Advance when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment) and such default shall remain uncured for one Business Day; or

          (b) the Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document, and such default shall have continued unremedied for three Business Days after receipt of notice from the Lender of such default; or

          (c) any representation, warranty or certification made or deemed made by the Borrower herein (other than those in Schedule 1 hereto) or by the Borrower in any other Loan Document or any certificate furnished to the Lender pursuant to the provisions thereof, shall prove to have been false in any material respect as of the time made or furnished; or

          (d) the Borrower shall:

              (i) fail to comply with the requirements of Section 7 hereof (other than Sections 7.01, 7.02(b), 7.02(d), 7.03, 7.04(b), 7.05,
          7.06, 7.08, 7.09 or 7.17),

              (ii) fail to comply with the requirements of Section 7.04(b) and the Borrower shall not be (A) making a good faith effort to comply with the requirements of such Section 7.04(b) promptly after the deadline set forth therein and (B) using its best efforts to communicate promptly to the Lender by other means the information required by the Lender to calculate the Borrowing Base,

              (iii) fail to comply with the requirements of Sections 7.01, 7.03, 7.05, 7.06, 7.08 or 7.17 and such default shall continue unremedied for a period of five (5) Business Days,

              (iv)   fail at any time to comply with the requirements of Section
          7.09 and any of the following shall be true:

                 (1) the Borrower shall have failed to notify the Lender of such Default within three Business Days after the Borrower became aware, or reasonably should have become aware, of such Default (the Lender acknowledging that, in the normal course of its business, the Borrower does not calculate Delinquency Rate other than after the close of the Borrower's books after the end of each calendar month and that Consolidated Tangible Equity and current ratio are only to be measured quarterly as described in
               Section 7.09); or

                 (2) such Default shall have continued unremedied for 10 Business Days after the Borrower became aware, or reasonably should have become aware, of such Default (the Lender acknowledging that, in the normal course of its business, the Borrower does not calculate Delinquency Rate other than after the close of the Borrower's books at the end of each calendar month and that Consolidated Tangible Equity and current ratio are only to be measured quarterly as described in Section 7.09);

               (v) fail to observe or perform any other agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of fifteen
          (15) Business Days; or

          (e) an "event of termination" shall occur under any Other Agreement which has not been waived by the Lender or its Affiliate, as applicable; or

          (f)  the Borrower or any of its Subsidiaries shall:

               (i) default in any payment of principal of or interest of any Indebtedness (other than the Advances) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is at least $100,000; or

               (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or contained in any Other Agreement, in each case beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or give the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to the immediate right to cause, with the giving of a notice of acceleration if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

          (g) a final judgment or judgments for the payment of money in excess of $100,000 in the aggregate shall be rendered against the Borrower or any of its Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction over them and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower or any such Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (h) the Borrower shall admit in writing its inability to pay its debts as such debts become due; or

          (i) the Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

          (j) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 45 or more days; or an order for relief against the Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

          (k) the Custodial Agreement, or any other Loan Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any party thereto, unless terminated by the Lender or in connection with the implementation of a replacement Custodial Agreement acceptable to the Lender; or

          (l) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA,
     (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Lenders is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (m) (i) there shall occur any event of default (meaning a default and the passage of any grace or cure period provided in such agreement without the default being cured or waived) under any of the Residual Agreement or the Subordinated Debt Agreement (as defined in the definition of "Significant Documents") or any other material agreement which contains an event of default provision and such event of default shall have continued for five days, or

               (ii) there shall occur any material breach under any of the Master Agreement, the Warrants, the Intercreditor Agreement (each as defined in the definition of "Significant Documents") or the Custodial Agreement or any other material agreement which does not contain an event of default provision, and such breach shall have continued for twenty Business Days; provided, however, that for this clause (ii) an
                                --------  -------
          "Event of Default" will not occur until twenty Business Days after the occurrence of such event of default or material breach if the ability to cure, and substantial effort towards curing, such event of default or material breach can be demonstrated in writing satisfactory to the Lender in its sole discretion; provided, further, however, that for
                                         --------  -------  -------
          clause (ii) above, that if it is not possible or practicable within twenty Business Days to cure such event of default or material breach, an "Event of Default" shall be deemed to have occurred immediately upon the occurrence of such event of default or material breach; or

          (n) any event (other than those set forth above in paragraphs (a) through (n)) shall occur which, in the reasonable discretion of the Lender, has had a Material Adverse Effect, and shall not have been remedied within fifteen (15) calendar days after the earlier of (i) the Borrower's receipt of notice thereof, or (ii) the Borrower's actual knowledge of the Lender's determination thereof; provided, that such cure period shall in no event be
                            --------
     deemed to supersede the cure period applicable to another Default under this Section 8.

          Section 9.  Remedies Upon Default.
                      ---------------------

          (a) Upon the occurrence of one or more Events of Default other than those referred to in Sections 8(h) or (i), the Lender may immediately declare the principal amount of the Advances then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(h) or (i), such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          (b) Upon the occurrence of one or more Events of Default, the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Loan Agreement.

          Section 10.  No Duty of Lender.  The powers conferred on the Lender
                       -----------------
hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

          Section 11.  Miscellaneous.
                       -------------

          11.01  Waiver.  No failure on the part of the Lender to exercise and
                 ------
no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          11.02  Notices.  Except as otherwise expressly permitted by this Loan
                 -------
Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          11.03  Indemnification and Expenses.
                 ----------------------------

          (a) The Borrower agrees to hold the Lender harmless from and indemnify the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against the Lender in any suit, action, claim or proceeding relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel (including all fees and disbursements incurred in any action between the Borrower and the Lender or between the Lender and any third party) and additional due diligence expenses beyond those provided for in Section 11.16 hereof incurred after the occurrence of an Event of Default or in connection with a suit, action, claim or proceeding described in the first sentence of this Section 11.03(a). The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrower under the Note is a recourse obligation of the Borrower.

          (b) The Borrower agrees to pay as and when billed by the Lender all of the reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the negotiation, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith (except to the extent any such amendment, supplement or modification was requested by the Lender for internal or regulatory reasons not specific to the Borrower). The Borrower agrees to pay as and when billed by the Lender all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby; provided, that the Borrower shall not be responsible for paying fees,
         --------
disbursements and expenses of counsel to the Lender in excess of $120,000 in connection with the negotiation, preparation and execution of the Existing Agreement, this Loan Agreement and each other Loan Document (but not any amendment, waiver or other modification thereto); provided further, that the
                                                  -------- -------
Borrower shall not be responsible for paying any due diligence expenses specifically included within Section 11.16 hereof in excess of the limitations on the Lender's right to reimbursement set forth in such Section 11.16.

          11.04  Amendments.  Except as otherwise expressly provided in this
                 ----------
Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Lender and any provision of this Loan Agreement may be waived by the Lender.

          11.05  Successors and Assigns.  This Loan Agreement shall be binding
                 ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          11.06  Survival.  The obligations of the Borrower under Section 11.03
                 --------
hereof shall survive the repayment of the Advances and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Advance, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

          11.07  Captions.  The table of contents and captions and section
                 --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

          11.08  Counterparts.  This Loan Agreement may be executed in any
                 ------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

          11.09  Loan Agreement Constitutes Security Agreement; Governing Law.
                 ------------------------------------------------------------
This Loan Agreement shall be governed by New York law without reference to choice of law doctrine (but with reference to Section 5-1401 of the New York General Obligations Law, which by its terms applies to this Loan Agreement), and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

          11.10  SUBMISSION TO JURISDICTION; WAIVERS. THE BORROWER HEREBY
                 -----------------------------------
IRREVOCABLY AND UNCONDITIONALLY:

          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          11.11  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER AND THE LENDER
                 --------------------
HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          11.12  Acknowledgments.  The Borrower hereby acknowledges that:
                 ---------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

          (b) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

          (c)    no joint venture exists between the Lender and the Borrower.

          11.13  Hypothecation or Pledge of Advances.  The Lender shall have
                 -----------------------------------
free and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrower.

          11.14  Assignments; Participations.
                 ---------------------------

          (a) The Borrower may not assign any of its rights or obligations hereunder or under the Note without the prior consent of the Lender. The Lender may assign or transfer to any bank or other financial institution that makes or invests in loans all or any of its rights or obligations under this Loan Agreement and the other Loan Documents.

          (b) The Lender may, in accordance with applicable law, at any time sell to one or more lenders or other entities ("Participants") participating
                                                ------------
interests in any Advance, the Note, its commitment to make Advances, or any other interest of the Lender hereunder and under the other Loan Documents. In the event of any such sale by the Lender of participating interests to a Participant, the Lender's obligations under this Loan Agreement to the Borrower shall remain unchanged, the Lender shall remain solely responsible for the performance thereof, the Lender shall remain the holder of the Note for all purposes under this Loan Agreement and the other Loan Documents, and the Borrower and the Lender shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Loan Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Loan Agreement and the Note are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Loan Agreement and the Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Loan Agreement or the Note; provided, that such Participant shall only be entitled to such right of
      --------
set-off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Lender the proceeds thereof. The Lender also agrees that each Participant shall be entitled to the benefits of Sections 2.08 and 11.03 with respect to its participation in the Advances outstanding from time to time; provided, that the Lender and all
                                        --------
Participants shall be entitled to receive no greater amount in the aggregate pursuant to such Sections than the Lender would have been entitled to receive had no such transfer occurred.

          (c) The Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

          (d) The Borrower agrees to cooperate with the Lender in connection with any such assignment and/or participation, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents in order to give effect to such assignment and/or participation. The Borrower further agrees to furnish to any Participant identified by the Lender to the Borrower copies of all reports and certificates to be delivered by the Borrower to the Lender hereunder, as and when delivered to the Lender.

          11.15  Servicing.
                 ---------

          (a) The Borrower covenants to maintain or cause the servicing of the Mortgage Loans to be maintained in conformity with accepted and prudent servicing practices in the industry for the same type of Mortgage Loans as the Mortgage Loans and in a manner at least equal in quality to the servicing the Borrower provides for Mortgage Loans which it owns ("Accepted Servicing
                                                     ------------------
Practices"). In the event that the preceding language is interpreted as
---------
constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earlier of (i) an Event of Default, or (ii) the Termination Date.

          (b) The Borrower agrees that the Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Mortgage Loans (the "Servicing
                                                                ---------
Records"), and (ii) the Borrower grants the Lender a security interest in all of
-------
the Borrower's rights relating to the Mortgage Loans and all Servicing Records to secure the obligation of the Borrower or its designee to service in conformity with this Section and any other obligation of the Borrower to the Lender. The Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request.

          (c) After the Funding Date, until the pledge of any Mortgage Loan is relinquished by the Custodian, the Borrower will have no right to modify or alter the terms of such Mortgage Loan except with the prior written consent of the Lender, and the Borrower will have no obligation or right to repossess such Mortgage Loan or substitute another Mortgage Loan, except as provided in the Custodial Agreement; provided, that the Borrower may enter into forbearance agreements or plans with Mortgagors consistent with its collection activities as servicer of the Mortgage Loans and in conformity with Accepted Servicing Practices.

          (d) The Borrower shall permit the Lender to inspect the Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Lender that the Borrower or its Affiliate, as the case may be, has the ability to service the Mortgage Loans as provided in this Loan Agreement.

          11.16  Periodic Due Diligence Review.  The Borrower acknowledges that
                 -----------------------------
the Lender has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to the Borrower (which prior notice shall not be required after the occurrence and during the continuation of an Event of Default), the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the

Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of the Borrower and/or the Custodian. The Borrower also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Loans. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender may make Advances to the Borrower based solely upon the information provided by the Borrower to the Lender and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing such Advance, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Lender may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Borrower. The Borrower further agrees that the Borrower shall reimburse the Lender for all out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.16 in an amount not to exceed $75,000 for the period from the date hereof until the Termination Date as originally in effect; provided that from time to time at the Lender's reasonable
                      --------
request, the Borrower will provide the Lender with a copy of Mortgage Files in lieu of an on-site underwriter visit; and provided further, that the foregoing
                                          -------- -------
limitation shall not apply with respect to expenses incurred during the continuance of an Event of Default.

          11.17  Set-Off.  In addition to any rights and remedies of the Lender
                 -------
provided by this Loan Agreement and by law, the Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of the Borrower. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender; provided that the failure to give such notice shall not affect the
            --------
validity of such set-off and application.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                              BORROWER
                              --------

                              MORTGAGE SERVICING ACQUISITION CORPORATION D/B/A NATIONAL MORTGAGE CORPORATION

                              By______________________________

                                Name:
                                Title:

                              Address for Notices:
                              -------------------

                              7600 East Orchard Road
                              Suite 330-S
                              Englewood, Colorado 80111
                              Attention: Craig Stulz, EVP
                              Telecopier No.:  303-741-8131
                              Telephone No.: 303-741-8101


                              With a copy to:
                              --------------

                              The Chotin Group Corporation
                              Plaza Tower One, Suite 1200
                              6400 South Fiddler's Green Circle
                              Englewood, Colorado 80111
                              Attention:  Howard J. Glicksman
                              Telecopier No.:  303-741-2630
                              Telephone No.: 303-741-0100

                              LENDER
                              ------

                              GREENWICH CAPITAL FINANCIAL PRODUCTS,
                              INC.


                              By____________________________

                                Name:
                                Title:

                              Address for Notices:
                              -------------------

                              600 Steamboat Road
                              Greenwich, Connecticut  06830
                              Attention: Bhavana Desai
                              Telecopier No.: 203-629-4640
                              Telephone No.:  203-622-5636


                              With a Copy To:
                              --------------

                              600 Steamboat Road
                              Greenwich, Connecticut  06830
                              Attention: Joseph Bartolotta
                              Telecopier No.: 203-629-3650
                              Telephone No.:  203-625-6675

                              and

                              600 Steamboat Road
                              Greenwich, Connecticut  06830
                              Attention: General Counsel
                              Telecopier No.: 203-629-5718
                              Telephone No.:  203-625-2700

                                   AMENDMENT

     AMENDMENT, dated as of August 21, 1997 (this "Amendment"), to the Amended
                                                   ---------
and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan
                                                                  -------------
Agreement" and, as amended pursuant to this Amendment, the "Loan Agreement"),
---------                                                   --------------
between NATIONAL MORTGAGE CORPORATION, a Colorado corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), and GREENWICH
                                                  --------
CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "Lender").
                                                               ------

                                    RECITALS

     The Borrower has requested the Lender to agree to amend the Existing Loan Agreement to increase the maximum credit available thereunder to $120,000,000 for the period commencing on the effective date of this Amendment to and including the earlier of (a) the date of the first securitization of mortgage loans by the Borrower following the date hereof and (b) September 30, 1997. The Lender is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms defined in the
          -------------
Existing Loan Agreement are used herein as therein defined.

     2.   Amendment. (a)  The Existing Loan Agreement is hereby amended by
          ---------
deleting the definition of "Maximum Credit" contained in Section 1.01 thereof and substituting in lieu thereof the following new definition:

          ""Maximum Credit" shall mean (a) from and after the First Amendment
            --------------
     Effective Date to and including the earlier of (i) the date of the first securitization of Mortgage Loans by the Borrower following the First Amendment Effective Date and (ii) September 30, 1997, $120,000,000, and (b) thereafter, $100,000,000."

     (b)  The Existing Loan Agreement is hereby amended by adding to Section
1.01 thereof the following new definitions in the appropriate alphabetical order:

          ""First Amendment" shall mean the Amendment, dated as of August 21,
            ---------------
     1997, to this Loan Agreement, between the Borrower and the Lender."

          ""First Amendment Effective Date" shall mean the date on which all of
            ------------------------------
     the conditions precedent to the effectiveness of the First Amendment set forth in Section 3 of the First Amendment shall first have been satisfied or waived."

     3.   Effectiveness.  The effectiveness of the amendments to the Existing
          -------------
Loan Agreement set forth in this Amendment shall be subject to the satisfaction, immediately prior to or concurrently therewith, of the following conditions precedent (the date such conditions are first satisfied or waived being referred to herein as the "Amendment Effective
                                                           -------------------
Date"):
----

          (a)  Amendment. The Lender shall have received this Amendment,
               ---------
     executed and delivered by a duly authorized officer of the Borrower.

          (b)  Endorsement. The Lender shall have received an Endorsement to the
               -----------
     Note, substantially in the form of Exhibit A to this Amendment (the "Endorsement"), executed by a duly authorized officer of the Borrower.
      -----------

          (c)  Other Documents. The Lender shall have received such other
               ---------------
     documents as the Lender or its counsel may reasonably request.

     4.   Conditions Subsequent.  It shall be a condition subsequent to the
          ---------------------
effectiveness of the amendments set forth in this Amendment that the Lender shall have received, within five Business Days following the Amendment Effective Date, the following:

          (a)  Corporate Proceedings. A certificate of the Secretary or
               ---------------------
     Assistant Secretary of the Borrower, dated as of a date within five Business Days after the Amendment Effective Date, and certifying (A) that the copies of the articles of incorporation and by-laws of the Borrower attached to the certificate of the Secretary of the Borrower delivered on the Effective Date are, as of the Amendment Effective Date, true, complete and correct copies thereof and that such articles of incorporation and by-laws have not been modified since the Effective Date and continue to be in full force and effect, (B) that attached thereto is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the Endorsement, and the borrowings contemplated under the Loan Agreement and the Note (as modified by the Endorsement), and that such resolutions have not been amended, modified, revoked or rescinded, and (C) as to the incumbency and specimen signature of each officer executing any of this Amendment or the Endorsement on behalf of the Borrower, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (b)  Good Standing Certificates. Copies of certificates evidencing the
               --------------------------
     good standing of the Borrower, dated as of a recent date, from the Secretary of State of the State of Colorado.

          (c)  Legal Opinion. The executed legal opinion of Howard Glicksman,
               -------------
     Esq., General Counsel and Vice-President of the Borrower, dated within five Business Days after the Amendment Effective Date, as to the due organization, power and authority of the Borrower to enter into the Amendment and the Endorsement, the due authorization, execution, and delivery by the Borrower of the Amendment and the Endorsement, the enforceability of the Amendment and the Endorsement as against the Borrower, and that the execution, delivery and performance of the Amendment and the Endorsement will not conflict with any requirement of law or contractual obligation of the Borrower. Such opinion shall additionally cover such other matters incident to the transactions contemplated by this Amendment as the Lender may reasonably request and be in form and substance acceptable to the Lender.

          (d)  Financial Statements. The monthly financial statements for July
               --------------------
     1997 required pursuant to Section 7.01(a) of the Loan Agreement, the monthly officer's certificate for July 1997 required pursuant to Section 7.08(a) of the Loan Agreement, and the quarterly financial statements for the quarter ended June 30, 1997 required pursuant to Section 7.01(b) of the Loan Agreement, and the Covenant Compliance Certificate for that quarter, required pursuant to Section 7.08(b) of the Loan Agreement (collectively the "Current Financial Statement Deliveries").

The parties agree that, if the foregoing conditions subsequent to effectiveness are not satisfied within such five Business Day period, the amendments provided for in this Amendment shall cease to be of effective, with effect from the date hereof as if the Amendment Effective Date had not occurred.

     5.   Representations and Warranties; Waiver.  (a) To induce the Lender to
          --------------------------------------
enter into this Amendment, the Borrower hereby represents and warrants to the Lender that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the Custodial Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing, except that (i) the Borrower is late in delivering the Current Financial Statement Deliveries and (ii) the Borrower has not satisfied the financial covenant contained in Section 7.09(b) of the Loan Agreement for the quarter ended June 30, 1997.

     (b) The Lender hereby waives any Default or Event of Default arising from any of the matters described in the preceding paragraph 5(a), unless the Current Financial Statement Deliveries are not delivered as required under Section 4(d) above.

     6.   No Other Amendments.  Except as expressly amended hereby and by the
          -------------------
Endorsement, the Loan Agreement, the Note and the Custodial Agreement shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.   Counterparts.  This Amendment may be executed by one or more of the
          ------------
parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.   Expenses.  The Borrower agrees to pay and reimburse the Lender for all
          --------
of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

     9.   Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
          --------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                              NATIONAL MORTGAGE CORPORATION
                               (formerly MORTGAGE SERVICING
                                 ACQUISITION CORPORATION)


                              By:_______________________________
                                  Title:

                              GREENWICH CAPITAL FINANCIAL PRODUCTS,
                              INC.

                              By:_______________________________
                                  Title:

                                                                       EXHIBIT A
                                                                       ---------



                             NOTE ENDORSEMENT NO. 1

                                                                 August 21, 1997
                                                              New York, New York

          The undersigned Borrower hereby agrees with Greenwich Capital Financial Products, Inc. (the "Lender") that the Amended and Restated Promissory
                               ------
Note of the Borrower, dated April 24, 1997, as amended and restated as of June 30, 1997, in the maximum principal amount of $100,000,000 (the "Original Note"),
                                                                -------------
to which this Note Endorsement No. 1 is attached, is hereby amended by (a) deleting the amount "$100,000,000" where it first occurs in the Original Note and substituting in lieu thereof the amount $120,000,000", and by deleting the first paragraph of the Original Note and substituting in lieu thereof the following paragraph:

               "FOR VALUE RECEIVED, NATIONAL MORTGAGE CORPORATION, a Colorado corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), hereby promises to pay to the order of GREENWICH CAPITAL
      --------
     FINANCIAL PRODUCTS, INC. a Delaware Corporation (the "Lender"), at the
                                                           ------
     principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement."

          This Note Endorsement No. 1 is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Original Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Note Endorsement No. 1, all of the terms and conditions of the Original Note shall continue in full force and effect. This Note Endorsement No. 1 shall constitute part of the Note and the Lender is hereby authorized to attach this Note Endorsement No. 1 to the Original Note and to insert the following legend on the face of the Original Note: "This Note has been amended pursuant to Note Endorsement No. 1 dated August 21, 1997."

Borrower:                     NATIONAL MORTGAGE CORPORATION
--------
                               (formerly MORTGAGE SERVICING
                                ACQUISITION CORPORATION)


                              By:_____________________________
                                Name:
                                Title:


Lender:                       GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
------

                              By:______________________________
                                Name:
                                Title:

                               SECOND AMENDMENT

     SECOND AMENDMENT, dated as of September 2, 1997 (this "Second Amendment"),
                                                            ----------------
to the Amended and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement" and, as amended pursuant to this Second Amendment,
     -----------------------
the "Loan Agreement"), between NATIONAL MORTGAGE CORPORATION, a Colorado
     --------------
corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware
 --------
corporation (the "Lender").
                  ------

                                   RECITALS

     The Borrower has requested the Lender to agree to amend the Existing Loan Agreement to increase the maximum credit available thereunder to $130,000,000 for the period commencing on the effective date of this Second Amendment to and including the earlier of (a) the date of the first securitization of mortgage loans by the Borrower following the date hereof and (b) September 30, 1997. The Lender is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Second Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms defined in the
          -------------
Existing Loan Agreement are used herein as therein defined.

     2.   Amendment. (a)  The Existing Loan Agreement is hereby amended by
          ---------
deleting the definition of "Maximum Credit" contained in Section 1.01 thereof and substituting in lieu thereof the following new definition:

          ""Maximum Credit" shall mean (a) from and after the Second Amendment
            --------------
     Effective Date to and including the earlier of (i) the date of the settlement of proceeds of the first securitization of Mortgage Loans by the Borrower following the Second Amendment Effective Date and (ii) September 30, 1997, $130,000,000, and (b) thereafter, $100,000,000."

     (b)  The Existing Loan Agreement is hereby amended by adding to Section
1.01 thereof the following new definitions in the appropriate alphabetical order:

          ""Second Amendment" shall mean the Second Amendment, dated as of
            ----------------
     September 2, 1997, to this Loan Agreement, between the Borrower and the Lender."

          ""Second Amendment Effective Date" shall mean the date on which all of
            -------------------------------
     the conditions precedent to the effectiveness of the Second Amendment set forth in Section 3 of the Second Amendment shall first have been satisfied or waived."

     3.   Effectiveness.  The effectiveness of the amendments to the Existing
          -------------
Loan Agreement set forth in this Second Amendment shall be subject to the satisfaction, immediately prior to or concurrently therewith, of the following conditions precedent (the date such conditions are first satisfied or waived being referred to herein as the "Second Amendment Effective Date"):
                                 -------------------------------

          (a)  Amendment.  The Lender shall have received this Second Amendment,
               ---------
     executed and delivered by a duly authorized officer of the Borrower.

          (b)  Endorsement. The Lender shall have received an Endorsement No. 2
               -----------
     to the Note, substantially in the form of Exhibit A to this Second Amendment (the "Second Endorsement"), executed by a duly authorized officer of the Borrower.

          (c)  Other Documents. The Lender shall have received such other
               ---------------
     documents as the Lender or its counsel may reasonably request.

     4.   Conditions Subsequent.  It shall be a condition subsequent to the
          ---------------------
effectiveness of the amendments set forth in this Second Amendment that the Lender shall have received, within five Business Days following the Second Amendment Effective Date, the following:

          (a)  Corporate Proceedings. A certificate of the Secretary or
               ---------------------
     Assistant Secretary of the Borrower, dated as of a date within five Business Days after the Second Amendment Effective Date, and certifying (A) that the copy of the by-laws of the Borrower attached to the certificate of the Secretary of the Borrower delivered on the Effective Date and the copy of the articles of incorporation of the Borrower attached to the certificate of the Secretary of the Borrower delivered in connection with the First Amendment to the Loan Agreement, dated as of August 21, 1997, are, as of the Second Amendment Effective Date, true, complete and correct copies thereof and that such articles of incorporation and by-laws have not been modified since the Effective Date and continue to be in full force and effect, (B) that attached thereto is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment and the Second Endorsement, and the borrowings contemplated under the Loan Agreement and the Note (as modified by the Second Endorsement), and that such resolutions have not been amended, modified, revoked or rescinded, and (C) as to the incumbency and specimen signature of each officer executing any of this Second Amendment or the Second Endorsement on behalf of the Borrower, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (b)  Legal Opinion. The executed legal opinion of Howard Glicksman,
               -------------
     Esq., General Counsel and Vice-President of the Borrower, dated within five Business Days after the Second Amendment Effective Date, as to the due organization, power and authority of the Borrower to enter into the Second Amendment and the Second Endorsement, the due authorization, execution, and delivery by the Borrower of the Second Amendment and the Second Endorsement, the enforceability of the Second Amendment and the Second Endorsement as against the Borrower, and that the execution, delivery and performance of the Second Amendment and the Second Endorsement will not conflict with any requirement of law or contractual obligation of the Borrower. Such opinion shall additionally cover such other matters incident to the transactions contemplated by this Second Amendment as the Lender may reasonably request and be in form and substance acceptable to the Lender.

          (c)  Financial Statements. The monthly financial statements for July
               --------------------
     1997 required pursuant to Section 7.01(a) of the Loan Agreement, the monthly officer's certificate for July 1997 required pursuant to Section 7.08(a) of the Loan Agreement, and the quarterly financial statements for the quarter ended June 30, 1997 required pursuant to Section 7.01(b) of the Loan Agreement, and the Covenant Compliance Certificate for that quarter, required pursuant to Section 7.08(b) of the Loan Agreement (collectively the "Current Financial Statement Deliveries").
          --------------------------------------

The parties agree that, if the foregoing conditions subsequent to effectiveness are not satisfied within such five Business Day period, the amendments provided for in this Second Amendment shall cease to be effective, with effect from the date hereof as if the Second Amendment Effective Date had not occurred.

     5.   Representations and Warranties; Waiver.  (a) To induce the Lender to
          --------------------------------------
enter into this Second Amendment, the Borrower hereby represents and warrants to the Lender that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the Custodial Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing, except that (i) the Borrower is late in delivering the Current Financial Statement Deliveries and (ii) the Borrower has not satisfied the financial covenant contained in Section 7.09(b) of the Loan Agreement for the quarter ended June 30, 1997.

     (b) The Lender hereby waives any Default or Event of Default arising from any of the matters described in the preceding paragraph 5(a), unless the Current Financial Statement Deliveries are not delivered as required under Section 4(d) above.

     6.   No Other Amendments.  Except as expressly amended hereby and by the
          -------------------
Second Endorsement, the Loan Agreement, the Note and the Custodial Agreement shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.   Counterparts.  This Second Amendment may be executed by one or more of
          ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.   Expenses.  The Borrower agrees to pay and reimburse the Lender for all
          --------
of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Second Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

     9.   Applicable Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND
          --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.



                              NATIONAL MORTGAGE CORPORATION

                              By:_______________________________
                                   Title:

                              GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                              By:_______________________________

                                                                          Title:

                                                                       EXHIBIT A
                                                                       ---------



                             NOTE ENDORSEMENT NO. 2

                                                               September 2, 1997
                                                              New York, New York

          The undersigned Borrower hereby agrees with Greenwich Capital Financial Products, Inc. (the "Lender") that the Amended and Restated Promissory
                               ------
Note of the Borrower, dated April 24, 1997, as amended and restated as of June 30, 1997, in the maximum principal amount of $100,000,000 (the "Original Note"),
                                                                -------------
as modified by the Note Endorsement No. 1, dated August 21, 1997 (the Original Note, as so modified, the "Note"), to which this Note Endorsement No. 2 is
                           ----
attached, is hereby amended by (a) deleting the amount "$120,000,000" where it first occurs in the Note and substituting in lieu thereof the amount "$130,000,000", and by deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

               "FOR VALUE RECEIVED, NATIONAL MORTGAGE CORPORATION, a Colorado corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), hereby promises to pay to the order of GREENWICH CAPITAL
      --------
     FINANCIAL PRODUCTS, INC. a Delaware Corporation (the "Lender"), at the
                                                           ------
     principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of ONE HUNDRED THIRTY MILLION DOLLARS ($130,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement."

          This Note Endorsement No. 2 is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Note Endorsement No. 2, all of the terms and conditions of the Note shall continue in full force and effect. This Note Endorsement No. 2 shall constitute part of the Note and the Lender is hereby authorized to attach this Note Endorsement No. 2 to the Note and to insert the following legend on the face of the Original Note: "This Note has been amended pursuant to Note Endorsement No. 2 dated September 2, 1997."

Borrower:                       NATIONAL MORTGAGE CORPORATION
--------
                                (formerly MORTGAGE SERVICING
                                ACQUISITION CORPORATION)


                                By:_____________________________
                                  Name:
                                  Title:


Lender:                         GREENWICH CAPITAL FINANCIAL
------
                                PRODUCTS, INC.

                                By:______________________________
                                  Name:
                                  Title:

                                THIRD AMENDMENT

     THIRD AMENDMENT, dated as of September 15, 1997 (this "Third Amendment"),
                                                            ---------------
to the Amended and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement" and, as amended pursuant to this Third Amendment,
     -----------------------
the "Loan Agreement"), between NATIONAL MORTGAGE CORPORATION, a Colorado
     --------------
corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware
 --------
corporation (the "Lender").
                  ------

                                    RECITALS

     The Borrower has requested the Lender to agree to amend the Existing Loan Agreement to increase the maximum credit available thereunder to $145,000,000 for the period commencing on the effective date of this Third Amendment to and including the earlier of (a) the date of the first securitization of mortgage loans by the Borrower following the date hereof and (b) September 30, 1997. The Lender is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Third Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms defined in the
          -------------
Existing Loan Agreement are used herein as therein defined.

     2.   Amendment. (a)  The Existing Loan Agreement is hereby amended by
          ---------
deleting the definition of "Maximum Credit" contained in Section 1.01 thereof and substituting in lieu thereof the following new definition:

          ""Maximum Credit" shall mean (a) from and after the Third Amendment
            --------------
     Effective Date to and including the earlier of (i) the date of the settlement of proceeds of the first securitization of Mortgage Loans by the Borrower following the Third Amendment Effective Date and (ii) September 30, 1997, $145,000,000, and (b) thereafter, $100,000,000."

     (b)  The Existing Loan Agreement is hereby amended by adding to Section
1.01 thereof the following new definitions in the appropriate alphabetical order:

          ""Third Amendment" shall mean the Third Amendment, dated as of
            ---------------
     September 15, 1997, to this Loan Agreement, between the Borrower and the Lender."

          ""Third Amendment Effective Date" shall mean the date on which all of
            ------------------------------
     the conditions precedent to the effectiveness of the Third Amendment set forth in Section 3 of the Third Amendment shall first have been satisfied or waived."

     3.   Effectiveness.  The effectiveness of the amendments to the Existing
          -------------
Loan Agreement set forth in this Third Amendment shall be subject to the satisfaction, immediately prior to or concurrently therewith, of the following conditions precedent (the date such conditions are first satisfied or waived being referred to herein as the "Third Amendment
                                                           ---------------
Effective Date"):
--------------

          (a)  Amendment.  The Lender shall have received this Third Amendment,
               ---------
     executed and delivered by a duly authorized officer of the Borrower.

          (b)  Endorsement.  The Lender shall have received an Endorsement No. 3
               -----------
     to the Note, substantially in the form of Exhibit A to this Third Amendment (the "Third Endorsement"), executed by a duly authorized officer of the
           -----------------
     Borrower.

          (c)  Other Documents.  The Lender shall have received such other
               ---------------
     documents as the Lender or its counsel may reasonably request.

     4.   Conditions Subsequent.  It shall be a condition subsequent to the
          ---------------------
effectiveness of the amendments set forth in this Third Amendment that the Lender shall have received, within five Business Days following the Third Amendment Effective Date, the following:

          (a)  Corporate Proceedings.  A certificate of the Secretary or
               ---------------------
     Assistant Secretary of the Borrower, dated as of a date within five Business Days after the Third Amendment Effective Date, and certifying (A) that the copy of the by-laws of the Borrower attached to the certificate of the Secretary of the Borrower delivered on the Effective Date and the copy of the articles of incorporation of the Borrower attached to the certificate of the Secretary of the Borrower delivered in connection with the First Amendment to the Loan Agreement, dated as of August 21, 1997 are, as of the Third Amendment Effective Date, true, complete and correct copies thereof and that such articles of incorporation and by-laws have not been modified since the Effective Date and continue to be in full force and effect, (B) that attached thereto is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Third Amendment and the Third Endorsement, and the borrowings contemplated under the Loan Agreement and the Note (as modified by the Third Endorsement), and that such resolutions have not been amended, modified, revoked or rescinded, and
     (C) as to the incumbency and specimen signature of each officer executing any of this Third Amendment or the Third Endorsement on behalf of the Borrower, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (b)  Legal Opinion. The executed legal opinion of Howard Glicksman,
               -------------
     Esq., General Counsel and Vice-President of the Borrower, dated within five Business Days after the Third Amendment Effective Date, as to the due organization, power and authority of the Borrower to enter into the Third Amendment and the Third Endorsement, the due authorization, execution, and delivery by the Borrower of the Third Amendment and the Third Endorsement, the enforceability of the Third Amendment and the Third Endorsement as against the Borrower, and that the execution, delivery and performance of the Third Amendment and the Third Endorsement will not conflict with any requirement of law or contractual obligation of the Borrower. Such opinion shall additionally cover such other matters incident to the transactions contemplated by this Third Amendment as the Lender may reasonably request and be in form and substance acceptable to the Lender.

          (c)  Financial Statements.  The monthly financial statements for July
               --------------------
     1997 required pursuant to Section 7.01(a) of the Loan Agreement, the monthly officer's certificate for July

     1997 required pursuant to Section 7.08(a) of the Loan Agreement, and the quarterly financial statements for the quarter ended June 30, 1997 required pursuant to Section 7.01(b) of the Loan Agreement, and the Covenant Compliance Certificate for that quarter, required pursuant to Section 7.08(b) of the Loan Agreement (collectively the "Current Financial
                                                      -----------------
     Statement Deliveries").
     --------------------

The parties agree that, if the foregoing conditions subsequent to effectiveness are not satisfied within such five Business Day period, the amendments provided for in this Third Amendment shall cease to be effective, with effect from the date hereof as if the Third Amendment Effective Date had not occurred.

     5.   Representations and Warranties; Waiver.  (a) To induce the Lender to
          --------------------------------------
enter into this Third Amendment, the Borrower hereby represents and warrants to the Lender that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the Custodial Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing, except that (i) the Borrower is late in delivering the Current Financial Statement Deliveries and (ii) the Borrower has not satisfied the financial covenant contained in Section 7.09(b) of the Loan Agreement for the quarter ended June 30, 1997.

     (b) The Lender hereby waives any Default or Event of Default arising from any of the matters described in the preceding paragraph 5(a), unless the Current Financial Statement Deliveries are not delivered as required under Section 4(d) above.

     6.   No Other Amendments.  Except as expressly amended hereby and by the
          -------------------
Third Endorsement, the Loan Agreement, the Note and the Custodial Agreement shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.   Counterparts.  This Third Amendment may be executed by one or more of
          ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.   Expenses.  The Borrower agrees to pay and reimburse the Lender for all
          --------
of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Third Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

     9.   Applicable Law.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND
          --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.



                              NATIONAL MORTGAGE CORPORATION

                              By:_______________________________
                                  Title:

                              GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                              By:_______________________________
                                  Title:

                                                                       EXHIBIT A
                                                                       ---------



                             NOTE ENDORSEMENT NO. 3

                                                              September 15, 1997
                                                              New York, New York

          The undersigned Borrower hereby agrees with Greenwich Capital Financial Products, Inc. (the "Lender") that the Amended and Restated Promissory
                               ------
Note of the Borrower, dated April 24, 1997, as amended and restated as of June 30, 1997, in the maximum principal amount of $100,000,000 (the "Original Note"),
                                                                -------------
as modified by the Note Endorsement No. 1, dated August 21, 1997 and the Note Endorsement No. 2, dated September 2, 1997 (the Original Note, as so modified, the "Note"), to which this Note Endorsement No. 3 is attached, is hereby amended
     ----
by (a) deleting the amount "$130,000,000" where it first occurs in the Note and substituting in lieu thereof the amount "$145,000,000", and by deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

               "FOR VALUE RECEIVED, NATIONAL MORTGAGE CORPORATION, a Colorado corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), hereby promises to pay to the order of GREENWICH CAPITAL
      --------
     FINANCIAL PRODUCTS, INC. a Delaware Corporation (the "Lender"), at the
                                                           ------
     principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of ONE HUNDRED FORTY-FIVE MILLION DOLLARS ($145,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement."

          This Note Endorsement No. 3 is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Note Endorsement No. 3, all of the terms and conditions of the Note shall continue in full force and effect. This Note Endorsement No. 3 shall constitute part of the Note and the Lender is hereby authorized to attach this Note Endorsement No. 3 to the Note and to insert the following legend on the face of the Original Note: "This Note has been amended pursuant to Note Endorsement No. 3 dated September 15, 1997."

Borrower:                      NATIONAL MORTGAGE CORPORATION
--------
                               (formerly MORTGAGE SERVICING
                                ACQUISITION CORPORATION)


                               By:_____________________________
                                 Name:
                                 Title:


Lender:                        GREENWICH CAPITAL FINANCIAL
------
                               PRODUCTS, INC.

                               By:______________________________
                                 Name:
                                 Title:

                                FOURTH AMENDMENT

     FOURTH AMENDMENT, dated as of September 25, 1997 (this "Fourth Amendment"),
                                                             ----------------
to the Amended and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement" and, as amended pursuant to this Fourth Amendment,
     -----------------------
the "Loan Agreement"), between NATIONAL MORTGAGE CORPORATION, a Colorado
     --------------
corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware
 --------
corporation (the "Lender").
                  ------

                                    RECITALS

     The Borrower has requested the Lender to agree to amend the Existing Loan Agreement to increase the maximum credit available thereunder to $155,000,000 for the period commencing on the effective date of this Fourth Amendment to and including the earlier of (a) the date of the first securitization of mortgage loans by the Borrower following the date hereof and (b) September 30, 1997. The Lender is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Fourth Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms defined in the
          -------------
Existing Loan Agreement are used herein as therein defined.

     2.   Amendment. (a)  The Existing Loan Agreement is hereby amended by
          ---------
deleting the definition of "Maximum Credit" contained in Section 1.01 thereof and substituting in lieu thereof the following new definition:

          ""Maximum Credit" shall mean (a) from and after the Fourth Amendment
            --------------
     Effective Date to and including the earlier of (i) the date of the settlement of proceeds of the first securitization of Mortgage Loans by the Borrower following the Fourth Amendment Effective Date and (ii) September 30, 1997, $155,000,000, and (b) thereafter, $100,000,000."

     (b)  The Existing Loan Agreement is hereby amended by adding to Section
1.01 thereof the following new definitions in the appropriate alphabetical order:

          ""Fourth Amendment" shall mean the Fourth Amendment, dated as of
            ----------------
     September 25, 1997, to this Loan Agreement, between the Borrower and the Lender."

          ""Fourth Amendment Effective Date" shall mean the date on which all of
            -------------------------------
     the conditions precedent to the effectiveness of the Fourth Amendment set forth in Section 3 of the Fourth Amendment shall first have been satisfied or waived."

     3.   Effectiveness.  The effectiveness of the amendments to the Existing
          -------------
Loan Agreement set forth in this Fourth Amendment shall be subject to the satisfaction, immediately prior to or concurrently therewith, of the following conditions precedent (the date such conditions are first satisfied or waived being referred to herein as the "Fourth Amendment
                                                           ----------------
Effective Date"):
--------------

          (a)  Amendment.  The Lender shall have received this Fourth Amendment,
               ---------
     executed and delivered by a duly authorized officer of the Borrower.

          (b)  Endorsement.  The Lender shall have received an Endorsement No. 4
               -----------
     to the Note, substantially in the form of Exhibit A to this Fourth Amendment (the "Fourth Endorsement"), executed by a duly authorized officer
                     ------------------
     of the Borrower.

          (c)  Other Documents.  The Lender shall have received such other
               ---------------
     documents as the Lender or its counsel may reasonably request.

     4.   Conditions Subsequent.  It shall be a condition subsequent to the
          ---------------------
effectiveness of the amendments set forth in this Fourth Amendment that the Lender shall have received, within five Business Days following the Fourth Amendment Effective Date, the following:

          (a)  Corporate Proceedings.  A certificate of the Secretary or
               ---------------------
     Assistant Secretary of the Borrower, dated as of a date within five Business Days after the Fourth Amendment Effective Date, and certifying (A) that the copy of the by-laws of the Borrower attached to the certificate of the Secretary of the Borrower delivered on the Effective Date and the copy of the articles of incorporation of the Borrower attached to the certificate of the Secretary of the Borrower delivered in connection with the First Amendment to the Loan Agreement, dated as of August 21, 1997 are, as of the Fourth Amendment Effective Date, true, complete and correct copies thereof and that such articles of incorporation and by-laws have not been modified since the Effective Date and continue to be in full force and effect, (B) that attached thereto is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Fourth Amendment and the Fourth Endorsement, and the borrowings contemplated under the Loan Agreement and the Note (as modified by the Fourth Endorsement), and that such resolutions have not been amended, modified, revoked or rescinded, and (C) as to the incumbency and specimen signature of each officer executing any of this Fourth Amendment or the Fourth Endorsement on behalf of the Borrower, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (b)  Legal Opinion.  The executed legal opinion of Howard Glicksman,
               -------------
     Esq., General Counsel and Vice-President of the Borrower, dated within five Business Days after the Fourth Amendment Effective Date, as to the due organization, power and authority of the Borrower to enter into the Fourth Amendment and the Fourth Endorsement, the due authorization, execution, and delivery by the Borrower of the Fourth Amendment and the Fourth Endorsement, the enforceability of the Fourth Amendment and the Fourth Endorsement as against the Borrower, and that the execution, delivery and performance of the Fourth Amendment and the Fourth Endorsement will not conflict with any requirement of law or contractual obligation of the Borrower. Such opinion shall additionally cover such other matters incident to the transactions contemplated by this Fourth Amendment as the Lender may reasonably request and be in form and substance acceptable to the Lender.

          (c)  Financial Statements.  The monthly financial statements for
               --------------------
     August 1997 required pursuant to Section 7.01(a) of the Loan Agreement and the monthly officer's certificate for

     August 1997 required pursuant to Section 7.08(a) of the Loan Agreement, (collectively the "Current Financial Statement Deliveries").
                        --------------------------------------

The parties agree that, if the foregoing conditions subsequent to effectiveness are not satisfied within such five Business Day period, the amendments provided for in this Fourth Amendment shall cease to be effective, with effect from the date hereof as if the Fourth Amendment Effective Date had not occurred.

     5.   Representations and Warranties; Waiver.  (a) To induce the Lender to
          --------------------------------------
enter into this Fourth Amendment, the Borrower hereby represents and warrants to the Lender that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the Custodial Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing, except that (i) the Borrower is late in delivering the Current Financial Statement Deliveries and (ii) the Borrower has not satisfied the financial covenant contained in Section 7.09(b) of the Loan Agreement for the quarter ended June 30, 1997.

     (b) The Lender hereby waives any Default or Event of Default arising from any of the matters described in the preceding paragraph 5(a), unless the Current Financial Statement Deliveries are not delivered as required under Section 4(d) above.

     6.   No Other Amendments.  Except as expressly amended hereby and by the
          -------------------
Fourth Endorsement, the Loan Agreement, the Note and the Custodial Agreement shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.   Counterparts.  This Fourth Amendment may be executed by one or more of
          ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.   Expenses.  The Borrower agrees to pay and reimburse the Lender for all
          --------
of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Fourth Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

     9.   Applicable Law.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND
          --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the day and year first above written.



                              NATIONAL MORTGAGE CORPORATION


                              By:_______________________________
                                 Title:

                              GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                              By:_______________________________
                                 Title:

                                                                       EXHIBIT A
                                                                       ---------



                            NOTE ENDORSEMENT NO. 4

                                                              September 25, 1997
                                                              New York, New York

          The undersigned Borrower hereby agrees with Greenwich Capital Financial Products, Inc. (the "Lender") that the Amended and Restated Promissory
                               ------
Note of the Borrower, dated April 24, 1997, as amended and restated as of June 30, 1997, in the maximum principal amount of $100,000,000 (the "Original Note"),
                                                                -------------
as modified by the Note Endorsement No. 1, dated August 21, 1997, the Note Endorsement No. 2, dated September 2, 1997, the Note Endorsement No. 3, dated September 15, 1997 (the Original Note, as so modified, the "Note"), to which
                                                            ----
this Note Endorsement No. 4 is attached, is hereby amended by (a) deleting the amount "$145,000,000" where it first occurs in the Note and substituting in lieu thereof the amount "$155,000,000", and by deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

               "FOR VALUE RECEIVED, NATIONAL MORTGAGE CORPORATION, a Colorado corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), hereby promises to pay to the order of GREENWICH CAPITAL
      --------
     FINANCIAL PRODUCTS, INC. a Delaware Corporation (the "Lender"), at the
                                                           ------
     principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of ONE HUNDRED FIFTY-FIVE MILLION DOLLARS ($155,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement."

          This Note Endorsement No. 4 is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Note Endorsement No. 4, all of the terms and conditions of the Note shall continue in full force and effect. This Note Endorsement No. 3 shall constitute part of the Note and the Lender is hereby authorized to attach this Note Endorsement No. 4 to the Note and to insert the following legend on the face of the

Original Note: "This Note has been amended pursuant to Note Endorsement No. 4 dated September 25, 1997."



Borrower:                       NATIONAL MORTGAGE CORPORATION
--------
                                 (formerly MORTGAGE SERVICING
                                  ACQUISITION CORPORATION)


                                By:_____________________________
                                   Name:
                                   Title:


Lender:                         GREENWICH CAPITAL FINANCIAL
------
                                 PRODUCTS, INC.

                                By:______________________________
                                   Name:
                                   Title:

                                FIFTH AMENDMENT

     FIFTH AMENDMENT, dated as of November 25, 1997 (this "Fifth Amendment"), to
                                                           ---------------
the Amended and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement" and, as amended pursuant to this Fifth Amendment, the
 -----------------------
"Loan Agreement"), between NATIONAL MORTGAGE CORPORATION, a Colorado
 --------------
corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware
 --------
corporation (the "Lender").
                  ------

                                   RECITALS

     The Borrower has requested the Lender to agree to amend the Existing Loan Agreement to increase the maximum credit available thereunder to $150,000,000 for the period commencing on the effective date of this Fifth Amendment to the earlier of (a) the close of business on the date of the securitization of mortgage loans by the Borrower following the date hereof and (b) the close of business on January 30, 1998. The Lender is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Fifth Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms defined in the
          -------------
Existing Loan Agreement are used herein as therein defined.

     2.   Amendment. (a)  The Existing Loan Agreement is hereby amended by
          ---------
deleting the definition of "Maximum Credit" contained in Section 1.01 thereof and substituting in lieu thereof the following new definition:

          ""Maximum Credit" shall mean (a) from and after the Fifth Amendment
            --------------
     Effective Date to the earlier of (i) the close of business on the date of the settlement of proceeds of the securitization of Mortgage Loans by the Borrower following the Fifth Amendment Effective Date and (ii) the close of business on January 30, 1998, $150,000,000 and (b) thereafter, $100,000,000; provided, however, that unless and until an amendment to the Forward Loan Participation Agreement, dated as of August 21, 1997 (as amended, supplemented or otherwise modified, the "Participation Agreement"), between the Lender and ContiTrade Services L.L.C. is executed and delivered by the parties thereto, which, among other purposes, changes the maximum amount of Designated Advances (as defined in the Participation Agreement) to $150,000,000, the Maximum Credit shall be $125,000,000."

     (b)  The Existing Loan Agreement is hereby amended by adding to Section
1.01 thereof the following new definitions in the appropriate alphabetical order:

          ""Fifth Amendment" shall mean the Fifth Amendment, dated as of
            ---------------
     November 25, 1997, to this Loan Agreement, between the Borrower and the Lender."

          ""Fifth Amendment Effective Date" shall mean the date on which all of
            ------------------------------
     the conditions precedent to the effectiveness of the Fifth Amendment set forth in Section 3 of the Fifth Amendment shall first have been satisfied or waived."

     3.   Effectiveness.  The effectiveness of the amendments to the Existing
          -------------
Loan Agreement set forth in this Fifth Amendment shall be subject to the satisfaction, immediately prior to or concurrently therewith, of the following conditions precedent (the date such conditions are first satisfied or waived being referred to herein as the "Fifth Amendment Effective Date"):
                                 ------------------------------

          (a)  Amendment.  The Lender shall have received this Fifth Amendment,
               ---------
     executed and delivered by a duly authorized officer of the Borrower.

          (b)  Other Documents.  The Lender shall have received such other
               ---------------
     documents as the Lender or its counsel may reasonably request.

     4.   Conditions Subsequent.  It shall be a condition subsequent to the
          ---------------------
effectiveness of the amendments set forth in this Fifth Amendment that the Lender shall have received, within five Business Days following the Fifth Amendment Effective Date, the following:

          (a)  Corporate Proceedings. A certificate of the Secretary or
               ---------------------
     Assistant Secretary of the Borrower, dated as of a date within five Business Days after the Fifth Amendment Effective Date, and certifying (A) that the copy of the by-laws of the Borrower attached to the certificate of the Secretary of the Borrower delivered on the Effective Date and the copy of the articles of incorporation of the Borrower attached to the certificate of the Secretary of the Borrower delivered in connection with the First Amendment to the Loan Agreement, dated as of August 21, 1997 are, as of the Fifth Amendment Effective Date, true, complete and correct copies thereof and that such articles of incorporation and by-laws have not been modified since the date of delivery thereof to the Lender and continue to be in full force and effect, (B) that attached thereto is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Fifth Amendment, and the borrowings contemplated under the Loan Agreement and the Note, and that such resolutions have not been amended, modified, revoked or rescinded, and (C) as to the incumbency and specimen signature of each officer executing this Fifth Amendment on behalf of the Borrower, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (b)  Legal Opinion. The executed legal opinion of Howard Glicksman,
               -------------
     Esq., General Counsel and Vice-President of the Borrower, dated within five Business Days after the Fifth Amendment Effective Date, as to the due organization, power and authority of the Borrower to enter into the Fifth Amendment, the due authorization, execution, and delivery by the Borrower of the Fifth Amendment, the enforceability of the Fifth Amendment as against the Borrower, and that the execution, delivery and performance of the Fifth Amendment will not conflict with any requirement of law or contractual obligation of the Borrower. Such opinion shall additionally cover such other matters incident to the transactions contemplated by this Fifth Amendment as the Lender may reasonably request and be in form and substance acceptable to the Lender.

          (c)  Financial Statements. The monthly financial statements for
               --------------------
     October 1997 and the quarterly financial statements for the period ending September 30, 1997 required pursuant to Section 7.01(a) of the Loan Agreement and the monthly officer's certificate for October 1997 and the quarterly officer's certificate for the period ending September 30, 1997 required pursuant to Section 7.08(a) of the Loan Agreement, (collectively the "Current Financial Statement Deliveries").
                        --------------------------------------

The parties agree that, if the foregoing conditions subsequent to effectiveness are not satisfied within such five Business Day period, the amendments provided for in this Fifth Amendment shall cease to be effective, with effect from the date hereof as if the Fifth Amendment Effective Date had not occurred.

     5.   Representations and Warranties; Waiver.  (a) To induce the Lender to
          --------------------------------------
enter into this Fifth Amendment, the Borrower hereby represents and warrants to the Lender that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the Custodial Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing, except that (i) the Borrower is late in delivering the Current Financial Statement Deliveries and (ii) the Borrower has not satisfied the financial covenant contained in Section 7.09(b) of the Loan Agreement for the quarters ended June 30, 1997 and September 30, 1997.

     (b) The Lender hereby waives any Default or Event of Default arising from any of the matters described in the preceding paragraph 5(a), unless the Current Financial Statement Deliveries are not delivered as required under Section 4(c) above.

     6.   No Other Amendments.  Except as expressly amended hereby, the Loan
          -------------------
Agreement, the Note and the Custodial Agreement shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.   Counterparts.  This Fifth Amendment may be executed by one or more of
          ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.   Expenses.  The Borrower agrees to pay and reimburse the Lender for all
          --------
of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Fifth Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

     9.   Applicable Law.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND
          --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the day and year first above written.



                              NATIONAL MORTGAGE CORPORATION


                              By:_______________________________
                                 Title:


                              GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                              By:_______________________________
                                 Title:

                                                                       EXHIBIT A
                                                                       ---------



                            NOTE ENDORSEMENT NO. 5

                                                               November 25, 1997
                                                              New York, New York

          The undersigned Borrower hereby agrees with Greenwich Capital Financial Products, Inc. (the "Lender") that the Amended and Restated Promissory
                               ------
Note of the Borrower, dated April 24, 1997, as amended and restated as of June 30, 1997, in the maximum principal amount of $100,000,000 (the "Original Note"),
                                                                -------------
as modified by the Note Endorsement No. 1, dated August 21, 1997, the Note Endorsement No. 2, dated September 2, 1997, the Note Endorsement No. 3, dated September 15, 1997, the Note Endorsement No. 4 dated September 25, 1997 (the Original Note, as so modified, the "Note"), to which this Note Endorsement No. 5
                                    ----
is attached, is hereby amended by (a) deleting the amount "$155,000,000" where it first occurs in the Note and substituting in lieu thereof the amount "$150,000,000, and by deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

               "FOR VALUE RECEIVED, NATIONAL MORTGAGE CORPORATION, a Colorado corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), hereby promises to pay to the order of GREENWICH CAPITAL
      --------
     FINANCIAL PRODUCTS, INC. a Delaware Corporation (the "Lender"), at the
                                                           ------
     principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement."

          This Note Endorsement No. 5 is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Note Endorsement No. 5, all of the terms and conditions of the Note shall continue in full force and effect. This Note Endorsement No. 5 shall constitute part of the Note and the Lender is hereby authorized to attach this Note Endorsement No. 5 to the Note and to insert the following legend on the face of the Original Note: "This Note has been amended pursuant to Note Endorsement No. 5 dated November 25, 1997."

Borrower:                     NATIONAL MORTGAGE CORPORATION
--------
                               (formerly MORTGAGE SERVICING
                                ACQUISITION CORPORATION)


                              By:_____________________________
                                Name:
                                Title:


Lender:                       GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
------
                              By:______________________________
                                Name:
                                Title:

                                SIXTH AMENDMENT

     SIXTH AMENDMENT, dated as of January 30, 1998 (this "Sixth Amendment"), to
                                                          ---------------
the Amended and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement" and, as amended pursuant to this Sixth Amendment, the
 -----------------------
"Loan Agreement"), between NATIONAL MORTGAGE CORPORATION, a Colorado
 --------------
corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware
 --------
corporation (the "Lender").
                  ------

                                   RECITALS

     The Borrower has requested the Lender to agree to amend the Existing Loan Agreement to increase the maximum credit available thereunder to $160,000,000 for the period commencing on the effective date of this Sixth Amendment to the earlier of (a) the close of business on the date of the securitization of mortgage loans by the Borrower following the date hereof and (b) the close of business on March 31, 1998. The Lender is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Sixth Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms defined in the
          -------------
Existing Loan Agreement are used herein as therein defined.

     2.   Amendment. (a)  The Existing Loan Agreement is hereby amended by
          ---------
deleting the definition of "Maximum Credit" contained in Section 1.01 thereof and substituting in lieu thereof the following new definition:

          ""Maximum Credit" shall mean (a) from and after the Sixth Amendment
            --------------
     Effective Date to the earlier of (i) the close of business on the date of the settlement of proceeds of the securitization of Mortgage Loans by the Borrower following the Sixth Amendment Effective Date and (ii) the close of business on March 31, 1998, $160,000,000 and (b) thereafter, $100,000,000;
     provided, however, that unless and until an amendment to the Forward Loan Participation Agreement, dated as of August 21, 1997 (as amended, supplemented or otherwise modified, the "Participation Agreement"), between the Lender and ContiTrade Services L.L.C. is executed and delivered by the parties thereto, which, among other purposes, changes the maximum amount of Designated Advances (as defined in the Participation Agreement) to $160,000,000, the Maximum Credit shall be $130,000,000."

     (b)  The Existing Loan Agreement is hereby amended by adding to Section
1.01 thereof the following new definitions in the appropriate alphabetical order:

          ""Sixth Amendment" shall mean the Sixth Amendment, dated as of January
            ---------------
     30 1998, to this Loan Agreement, between the Borrower and the Lender."

          ""Sixth Amendment Effective Date" shall mean the date on which all of
            ------------------------------
     the conditions precedent to the effectiveness of the Sixth Amendment set forth in Section 3 of the Sixth Amendment shall first have been satisfied or waived."

     3.   Effectiveness.  The effectiveness of the amendments to the Existing
          -------------
Loan Agreement set forth in this Sixth Amendment shall be subject to the satisfaction, immediately prior to or concurrently therewith, of the following conditions precedent (the date such conditions are first satisfied or waived being referred to herein as the "Sixth Amendment Effective Date"):
                                 ------------------------------

          (a)  Amendment.  The Lender shall have received this Sixth Amendment,
               ---------
     executed and delivered by a duly authorized officer of the Borrower.

          (b)  Endorsement.  The Lender shall have received an Endorsement No. 5
               -----------
     to the Note, substantially in the form of Exhibit A to this Sixth Amendment (the "Fifth Endorsement"), executed by a duly authorized officer of the
           -----------------
     Borrower.

          (c)  Other Documents.  The Lender shall have received such other
               ---------------
     documents as the Lender or its counsel may reasonably request.

     4.   Conditions Subsequent.  It shall be a condition subsequent to the
          ---------------------
effectiveness of the amendments set forth in this Sixth Amendment that the Lender shall have received, within five Business Days following the Sixth Amendment Effective Date, the following:

          (a)  Corporate Proceedings. A certificate of the Secretary or
               ---------------------
     Assistant Secretary of the Borrower, dated as of a date within five Business Days after the Sixth Amendment Effective Date, and certifying (A) that the copy of the by-laws of the Borrower attached to the certificate of the Secretary of the Borrower delivered on the Effective Date and the copy of the articles of incorporation of the Borrower attached to the certificate of the Secretary of the Borrower delivered in connection with the First Amendment to the Loan Agreement, dated as of August 21, 1997 are, as of the Sixth Amendment Effective Date, true, complete and correct copies thereof and that such articles of incorporation and by-laws have not been modified since the date of delivery thereof to the Lender and continue to be in full force and effect, (B) that attached thereto is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Sixth Amendment and the Fifth Endorsement, and the borrowings contemplated under the Loan Agreement and the Note (as modified by the Fifth Endorsement), and that such resolutions have not been amended, modified, revoked or rescinded, and (C) as to the incumbency and specimen signature of each officer executing this Sixth Amendment or the Fifth Endorsement on behalf of the Borrower, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (b)  Legal Opinion. The executed legal opinion of Howard Glicksman,
               -------------
     Esq., General Counsel and Vice-President of the Borrower, dated within five Business Days after the Sixth Amendment Effective Date, as to the due organization, power and authority of the Borrower to enter into the Sixth Amendment and the Fifth Endorsement, the due authorization, execution, and delivery by the Borrower of the Sixth Amendment and the Fifth Endorsement, the enforceability of the Sixth Amendment and the Fifth Endorsement as against the Borrower, and that the execution, delivery and performance of the Sixth Amendment and the Fifth Endorsement will not conflict with any requirement of law or contractual obligation of the Borrower. Such opinion shall additionally cover such other matters incident to the transactions contemplated by this Sixth Amendment as the Lender may reasonably request and be in form and substance acceptable to the Lender.

          (c)  Financial Statements.  The monthly financial statements for
               --------------------
     December 1997 required pursuant to Section 7.01(a) of the Loan Agreement and the monthly officer's certificate for December 1997 and the quarterly officer's certificate for the period ending December 31, 1997 required pursuant to Section 7.08(a) of the Loan Agreement, (collectively the "Current Financial Statement Deliveries"). Further, the quarterly
      --------------------------------------
     financial statements for the period ending December 31, 1997 shall be delivered within 45 days of the end of the quarter, pursuant to Section 7.01(b) of the Loan Agreement.

The parties agree that, if the foregoing conditions subsequent to effectiveness are not satisfied within such five Business Day period, the amendments provided for in this Sixth Amendment shall cease to be effective, with effect from the date hereof as if the Sixth Amendment Effective Date had not occurred.

     5.   Representations and Warranties; Waiver.  (a) To induce the Lender to
          --------------------------------------
enter into this Sixth Amendment, the Borrower hereby represents and warrants to the Lender that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the Custodial Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing, except that (i) the Borrower is late in delivering the Current Financial Statement Deliveries and (ii) the Borrower has not satisfied the financial covenant contained in Section 7.09(b) of the Loan Agreement for the quarters ended June 30, 1997 and September 30, 1997.

     (b) The Lender hereby waives any Default or Event of Default arising from any of the matters described in the preceding paragraph 5(a), unless the Current Financial Statement Deliveries are not delivered as required under Section 4(c) above.

     6.   No Other Amendments.  Except as expressly amended hereby and by the
          -------------------
Fifth Endorsement, the Loan Agreement, the Note and the Custodial Agreement shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.   Counterparts.  This Sixth Amendment may be executed by one or more of
          ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.   Expenses.  The Borrower agrees to pay and reimburse the Lender for all
          --------
of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Sixth Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

     9.   Applicable Law.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND
          --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered as of the day and year first above written.



                                   NATIONAL MORTGAGE CORPORATION

                                   By:_______________________________
                                        Title:

                                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                   By:_______________________________
                                        Title:

                                                                       EXHIBIT A



                            NOTE ENDORSEMENT NO. 5

                                                                 January 30 1998
                                                              New York, New York

          The undersigned Borrower hereby agrees with Greenwich Capital Financial Products, Inc. (the "Lender") that the Amended and Restated Promissory
                               ------
Note of the Borrower, dated April 24, 1997, as amended and restated as of June 30, 1997, in the maximum principal amount of $100,000,000 (the "Original Note"),
                                                                -------------
as modified by the Note Endorsement No. 1, dated August 21, 1997, the Note Endorsement No. 2, dated September 2, 1997, the Note Endorsement No. 3, dated September 15, 1997, the Note Endorsement No. 4 dated September 25, 1997 (the Original Note, as so modified, the "Note"), to which this Note Endorsement No. 5
                                    ----
is attached, is hereby amended by (a) deleting the amount "$155,000,000" where it first occurs in the Note and substituting in lieu thereof the amount "$160,000,000, and by deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

               "FOR VALUE RECEIVED, NATIONAL MORTGAGE CORPORATION, a Colorado corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), hereby promises to pay to the order of GREENWICH CAPITAL
      --------
     FINANCIAL PRODUCTS, INC. a Delaware Corporation (the "Lender"), at the
                                                           ------
     principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of ONE HUNDRED SIXTY MILLION DOLLARS ($160,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement."

          This Note Endorsement No. 5 is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Note Endorsement No. 5, all of the terms and conditions of the Note shall continue in full force and effect. This Note Endorsement No. 5 shall constitute part of the Note and the Lender is hereby authorized to attach this Note Endorsement No. 5 to the Note and to insert the following legend on the face of the Original Note: "This Note has been amended pursuant to Note Endorsement No. 5 dated January 30 1998."

Borrower:                           NATIONAL MORTGAGE CORPORATION
--------
                                     (formerly MORTGAGE SERVICING
                                      ACQUISITION CORPORATION)


                                    By:_____________________________
                                      Name:
                                      Title:


Lender:                             GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
------

                                    By:______________________________
                                      Name:
                                      Title:

                             SEVENTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

          This Seventh Amendment, dated as of January 30, 1998 (the "Amendment"), to the Amended and Restated Loan and Security Agreement, dated as
 ---------
of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Warehouse Agreement"), between NATIONAL MORTGAGE CORPORATION,
           -------------------
formerly Mortgage Servicing Acquisition Corporation (the "Borrower"), a Colorado
                                                          --------
corporation, and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("GCFP" or the
                                                              ----
"Warehouse Lender"), a Delaware corporation.
 ----------------

                                   RECITALS

          The Borrower and the Warehouse Lender are parties to the Warehouse Agreement, pursuant to which the Borrower has obtained financing from the Warehouse Lender to provide interim funding for the origination and acquisition of certain Mortgage Loans (as defined therein), which Mortgage Loans secure Advances (as so defined).

          The Borrower has created a subsidiary, National Mortgage Sales Corporation, a Colorado corporation ("NMSC"), ninety-five percent of the common
                                      ----
stock of which is owned by the Borrower and which has entered into a Mortgage Loan Flow Contribution and Subservicing Agreement, dated as of January 30, 1998, between the Borrower and NMSC, pursuant to which the Borrower shall make a capital contribution of certain of the Mortgage Loans it currently holds to NMSC and shall continue to make such capital contributions from time to time of certain of the Mortgage Loans it hereafter acquires, through origination or otherwise.

          It is the intent of the Borrower and the Warehouse Lender that the Mortgage Loans remain subject to a security interest in favor of the Warehouse Lender and continue to be used in the calculation of the Borrowing Base (as defined in the Warehouse Agreement), and that such Mortgage Loans constitute Primary Warehouse Loan Collateral (as defined in the Intercreditor and Subordination Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement) among the
                                           -----------------------
Borrower, ContiTrade Services, LLC ("CTS" or a "Lender") and Greenwich Capital
                                     ---        ------
Markets, Inc. ("GCM" or a "Lender") (together with the Warehouse Lender, the
                ---        ------
"Lenders") notwithstanding the transfer of such Mortgage Loans to NMSC.
 -------

          To induce the Lenders to amend the Intercreditor Agreement, and to induce the Warehouse Lender to amend the Warehouse Agreement and the Custodial Agreement (as defined in the Warehouse Agreement) in each case to permit the transfer of Mortgage Loans to NMSC subject to the terms of the Warehouse Agreement and the Intercreditor Agreement, (i) NMSC shall execute a Security Agreement whereby it pledges all of its interests in all Mortgage Loans to the Warehouse Lender and the other Lenders (ii) NMSC shall execute a Guarantee whereby it guarantees the borrowings of the Borrower under the Financing Agreements, as defined below and (iii) the Pledgors (as defined in the Pledge Agreement) shall execute the Pledge Agreement whereby they pledge all of their respective interests in the stock of the Borrower.

          Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Warehouse Agreement shall be amended as provided in the heading and recitals hereto and as follows:

          1.   DEFINED TERMS. (a)   Unless otherwise specified herein, all
               -------------
capitalized terms used in this Amendment shall have the same meanings given to such terms in the Warehouse Agreement.

          (b) The following definitions shall be added to the Warehouse Agreement in proper alphabetical order:

          `Contribution Agreement' shall mean the Mortgage Loan Flow
           ----------------------
Contribution and Subservicing Agreement, dated as of January 30, 1998, between the Borrower and the Guarantor.

          `Financing Agreements' shall means, collectively, the Custodial
           --------------------
Agreement, the Intercreditor Agreement, the Residual Agreement, Subordinated Debt Agreement and the Warehouse Agreement.

          `Guarantee' shall mean the Guarantee, dated as of the date hereof,
           ---------
made by the Guarantor in favor of GCFP, GCM and CTS, as amended, supplemented, or otherwise modified from time to time.

          `Guarantor' shall mean National Mortgage Sales Corporation, a Colorado
           ---------
corporation.

          `Guarantor Documents' shall mean the Guarantee, the Security
           -------------------
Agreement, the Pledge Agreement and any other related documents executed by the Guarantor.

          `Intercreditor Agreement' shall mean the Intercreditor and
           -----------------------
Subordination Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time) among the Borrower, CTS (a "Lender") and
                                                                  ------
GCM (a "Lender") (together with the Warehouse Lender, the "Lenders").
                                                           -------

          "Pledge Agreement" shall mean the Pledge Agreement, dated as of
           ----------------
January 30, 1998 (as amended, supplemented or otherwise modified from time to time) made by the Borrower (in such capacity, a "Pledgor") and Steven B. Chotin
                                                 -------
(the "Individual Pledgor") (each one, a "Pledgor" and, together, the "Pledgors")
      ------------------                 -------                      --------
on behalf of CTS, GCM and GCFP.

          `Security Agreement' shall mean the Security Agreement, dated as of
           ------------------
even date herewith, made by the Guarantor, in favor of GCFP as the lender under the Warehouse Agreement (in such capacity, the "Warehouse Lender"), GCM as a
                                                ----------------
lender under the Residual Agreement (in such capacity, a "Residual Lender"), CTS
                                                          ---------------
as a lender under the Residual Agreement (in such capacity, a "Residual Lender")
                                                               ---------------
and CTS as the lender under the Subordinated Debt Agreement (in such capacity, the "Subordinated Debt Lender"), parties to the various Financing Agreements."
     ------------------------

          (b) The following definitions in the Warehouse Agreement shall be amended as follows:

          `Mortgage Loans' shall be amended by deleting section (ii) and replacing it with the following:

          "(ii) all right, title and interest of the Borrower or any Subsidiary in and to the Mortgaged Property covered by such Mortgage."

          `Other Agreements' shall be amended by adding at the end thereof "including but not limited to the Security Agreement."

          2.      COVENANTS OF THE BORROWER.
                  -------------------------

          a.      Section 7 is hereby amended

                  (i) by adding to Section 7.09(b) the following phrase after the word "GAAP":

          "on a consolidated basis for the Borrower, the Guarantor, and other Subsidiaries"

                  (ii) by adding to Section 7.13 the following sentence at the end thereof:

          "The Warehouse Lender expressly allows the transfer of Mortgage Loans from the Borrower to the Guarantor pursuant to the Contribution Agreement and in accordance with section 11.18."

                  (iii)  by adding the following after Section 7.19:

          "7.20   Application of covenants to the Guarantor.
                  -----------------------------------------

          (a) The following sections that are otherwise applicable only to the Borrower shall apply to the Guarantor to the same extent and with the same consequences as they apply to the Borrower: 7.03(a) and (b), 7.13,
     7.16 and 7.19.

          (b) The Borrower shall be required to fulfill the reporting requirements of 7.04(a)(v), 7.08(a)(i) and (iii) as they apply, mutatis mutandi, to the Guarantor."

          3.      EVENTS OF DEFAULT.  Section 8 is hereby amended
                  -----------------

                  (i) by adding to Section (c) "or by the Guarantor in any Guarantor Document" after ". . . in any other Loan Document."

                  (ii)   by adding to Section (d)(v) ", any Guarantor Documents"
          after      ". . . Loan Documents."

                  (iii) by adding to Section (h) "or the Guarantor" after "the Borrower."

                  (iv) by adding to Section (k) "any Guarantor Document" after "the Custodial Agreement."

          4.      MISCELLANEOUS.  Section 11 is hereby amended by adding at the
                  -------------
end thereof:

          "11.18  Amended Calculation of Borrowing Base.
                  -------------------------------------

          "(a) Notwithstanding any provision in this Warehouse Agreement to the contrary, any and all Mortgage Loans transferred from the Borrower to the Guarantor which, but for such transfer, would otherwise be included in the Borrowing Base, shall continue to be included therein; provided, however,
                                                            --------  -------
     that such Mortgage Loans are transferred in accordance with sections 11.18(b) and 11.18(c) and are subject to a security interest pursuant to the Security Agreement dated as of January 30, 1998 granted by the Guarantor on behalf of the Lenders named therein.

          (b) Mortgage Loans transferred from the Borrower to the Guarantor shall be transferred only as a contribution to capital, and such transfer shall be so recorded in the books and records of the Borrower.

          (c) The Warehouse Lender acknowledges and agrees that the formation of the Guarantor and the contribution of Mortgage Loans by the Borrower to the Guarantor do not and shall not constitute any violation of the Warehouse Agreement, including, without limitation, Section 7.14 thereof.

          5.     CONDITIONS TO EFFECTIVENESS; REPRESENTATIONS AND WARRANTIES;
                 ------------------------------------------------------------
POST-CLOSING OPINIONS.
----------------------

          (a) This Warehouse Agreement shall become effective upon satisfaction of the following conditions precedent:

          (i) the execution and delivery hereof by each of the Warehouse Lender and the Borrower, and the acknowledgment hereof by NMSC as Guarantor to the Warehouse Agreement;

          (ii) the execution and delivery of (A) the Guarantee by the Guarantor, (B) the Security Agreement by the Guarantor and (C) the Pledge Agreement by the Pledgors.

          (iii)  Filings, Registrations, Recordings.  Any documents (including,
                 ----------------------------------
     without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Warehouse Lender, a perfected, first-priority security interest in the Collateral pledged by the Guarantor, subject to no Liens other than those created hereunder and under the other Financing Documents, shall have been properly prepared for filing, registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest.

          (iv) the execution and delivery of a list of the authorized officers of the Guarantor.

          (v) the execution and delivery of a revised Schedule 3, listing Subsidiaries.

          (b) The Borrower hereby confirms the accuracy and completeness of the representations and warranties in Section 6 of the Warehouse Agreement, provided that all references to the "Warehouse Agreement" therein shall be deemed references to the Warehouse Agreement as amended by this Amendment; provided, further, that representation (m) in Schedule 1 to the Warehouse Agreement shall be amended to provide as follows:

          (m)    Ownership.  (i) The Borrower or the Guarantor is the sole owner
                 ---------
     of record and holder of the Mortgage Loan; (ii) the Mortgage Loan is not assigned or pledged (other than as contemplated under the Loan Agreement or the Security Agreement), and the Borrower or the Guarantor has good indefeasible and marketable title thereto, and has the full right to transfer and pledge the Mortgage Loan to the Lender free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to pledge and assign each Mortgage Loan pursuant to this Loan Agreement.

          (c) The Borrower hereby represents and warrants that, after giving effect to the amendments and waivers effected hereby, as of the date hereof there has not occurred or is not continuing any Event of Default or an event that, with the lapse of time or the giving of notice, or both, would become an Event of Default, the Borrower has been and is in full compliance with all of its covenants and obligations under the Warehouse Agreement (as amended by this Amendment) except as has been waived by the Lender.

          (d) The Lender shall receive no later than February 9, 1998 the executed legal opinion of Hunton & Williams, special counsel to the Borrower and Howard Glicksman, Esq., General Counsel and Vice President of the Borrower, in form and substance satisfactory to the Lender. Each such legal opinion shall be dated as of the Effective Date of this Amendment and otherwise in form and substance acceptable to the Lender and cover such other matters incident to the transactions contemplated by this Amendment as the Lender shall reasonably request. The failure to comply with this
     Section 5(d) shall constitute an Event of Default under the Warehouse Agreement.

          6.   INCORPORATION OF AMENDMENT.  The parties acknowledge and agree
               --------------------------
that this Amendment is incorporated into and made a part of the Warehouse Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Warehouse Agreement, the terms and provisions of this Amendment shall control. Each reference to the Warehouse Agreement shall be a reference to the Warehouse Agreement as amended by this Amendment. Nothing contained herein is intended nor shall be construed to be a novation or an accord and satisfaction of the outstanding Loan or any of Borrower's obligations to the Warehouse Lender.

          7.   BORROWER REMAINS LIABLE.  The Borrower hereby confirms that the
               -----------------------
Warehouse Agreement and each document executed by the Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to the Warehouse Lender.

          8.   HEADINGS.  The paragraph headings contained in this Amendment are
               --------
for convenience of reference only and shall not be considered a part of this Amendment in any respect.

          9.   GOVERNING LAW, ETC.; WAIVER OF TRIAL BY JURY.  THIS AMENDMENT
               --------------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIMS THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (B) THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          10.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any
               -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          11.  FAXED DOCUMENTS.  In order to expedite the acceptance and
               ---------------
execution of this Amendment, each of the parties hereto agree that a faxed copy of this Amendment shall have the same binding effect on the party so executing the faxed document as an original handwritten executed copy thereof.

          IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of January 30, 1998.


                                   NATIONAL MORTGAGE CORPORATION


                                   By:__________________________________
                                      Name:
                                      Title:

                                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                   By:__________________________________
                                      Name:
                                      Title:

                                AMENDMENT NO. 8
                                    TO THE
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This is AMENDMENT NO. 8, dated as of December 31, 1997 (the "Amendment"), to that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of June 30, 1997 (as heretofore supplemented and amended, the "Original Agreement," and as further amended by this Amendment, the "Agreement"), among NATIONAL MORTGAGE CORPORATION f/k/a MORTGAGE SERVICING ACQUISITION CORPORATION, a Colorado corporation, as Borrower, and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, as Lender.

                                   RECITALS

     WHEREAS, the Borrower and the Lender entered into the Original Agreement and the other Significant Documents referred to in the Original Agreement to provide a mechanism under which each of the Borrower and the Lender would benefit from NMC's successful completion of an initial public offering of its common stock, and such provisions were based on NMC's business plan as it stood as of June 30, 1997;

     WHEREAS, the Borrower and the Lender recognize that the market in which NMC operates has undergone changes since June 30, 1997, and the Borrower and the Lender recognize that it has been in the best interests of each of them, given the overall purpose of the Agreement and the other Significant Documents, for NMC to make certain changes in its business plan in order to position itself for successful completion of an initial public offering of its common stock;

     WHEREAS, the Borrower and the Lender agree that certain amendments need to be made to the Original Agreement in order to reflect NMC's new business plan, and that such amendments are for the benefit of both parties to the Agreement and all parties to the other Significant Documents, inasmuch as these amendments strengthen NMC's capability to execute its business plan and to conduct a successful initial public offering of its common stock in a manner and on terms satisfactory to both parties to the Agreement and all parties to each of the other Significant Documents.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the above premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The definition of the defined term "Consolidated Tangible Equity" in
          Article I is hereby amended by the deletion of the third sentence of such definition and the replacement of the following therefor:

               The term "liability" shall mean those obligations or liabilities of the Borrower and its Subsidiaries which, in accordance with GAAP, would be included in the liability side of the Borrower's balance sheet on a consolidated basis; provided, however, that indebtedness of the Borrower to Key Bank of Colorado ("Key Bank") in an amount up to $5,000,000 pursuant to a revolving line of credit to be made by Key Bank to the Borrower (the "Bridge Loan") shall not constitute a "liability" of the Borrower for purposes of this definition; and provided, further, that the Series I Preferred Stock issued by the Borrower shall not constitute a "liability" of the Borrower for purposes of this definition.

     2. Section 6.01(c) is amended by the addition of the following at the end of such Section:

               ; provided, however, that National Mortgage Sales Corporation, a Subsidiary of the Borrower, is a party to that certain Guarantee, dated as of January 30, 1998, in favor of the Lender, Greenwich Capital Markets, Inc., and ContiTrade Services, L.L.C., and that this shall not constitute a breach of this representation.

     3.   The following proviso is added at the end of Section 7.04(a)(i):

               ; provided, however, that the Lender expressly waives any notification of default by the Borrower under the Servicing Agreement, dated as of September 1, 1997, among Fund America Investors Trust 1997-NMC1, the Borrower, as servicer, and Norwest Bank Minnesota, National Association, as trustee (the "1997-NMC1 Servicing Agreement"), or any related agreement with MBIA Insurance Corporation, arising solely out of any default by the Borrower under its net worth requirements under Section 6.01(f) of the 1997-NMC1 Servicing Agreement as of the end of any fiscal quarter ending on or prior to the IPO Target Date (as defined in the Residual Agreement)

     4. Clause (ii) in Section 7.09(a) is hereby deleted and is replaced by the following:

               for any quarter during 1998, the greater of (x) 65% of the Consolidated Tangible Equity as of December 31, 1997 and (y) (A) $5 million, in the case of the quarter ended March 31, 1998, (B) $4 million, in the case of the quarter ended June 30, 1998, and
               (C) $10 million, in the case of the quarters ended September 30, 1998 and December 31, 1998, and

     5.   Section 7.09(b) is restated in its entirety as follows:

               Maintenance of Current Ratio.  The Borrower shall not permit the
               ----------------------------
               ratio of current assets to current liabilities (as determined in accordance with GAAP on a consolidated basis and calculated as described on Schedule 1 attached hereto) to be less than 1.01:1,
                            ----------
               in any event without considering amounts owing under the Bridge Loan "current liabilities" until after the IPO Target Date.

     6. Section 7.10(c) is amended by the addition of the following at the end of such Section:

               ; provided, however, that the Guarantee, dated as of January 30, 1998, made by National Mortgage Sales Corporation in favor of the Lender, Greenwich Capital Markets, Inc. and ContiTrade Services, L.L.C., is approved by the Lender

     7. Section 8.01(m)(i) is amended by the addition of the following at the end of such Section:

               ; provided, further, that the Lenders acknowledge and agree that there shall be no Default or Event of Default under this Section 7.01(c) as a result of any default or event of default by the Borrower under Section 6.01(f) of the 1997-NMC1 Servicing Agreement resulting solely from the Borrower's failure to meet the net worth standards set forth in such Section 6.01(f) as of the end of any fiscal quarter ending on or prior to the IPO Target Date.

     8. The Lenders acknowledge and agree that the Borrower has complied with all of its reporting obligations under Sections 7.01(a) and 7/08 as of December 31, 1997.


     9. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Agreement.


     10. The execution and delivery of this Amendment shall not, except as specifically provided above, constitute a waiver of any right, power or remedy of the Lender under the Agreement or any document related thereto, and, except as specifically provided above, the Agreement and each other document related thereto shall remain in full force and effect and are hereby ratified and confirmed. Further, execution and delivery of this Amendment does not imply in any manner that the Lender shall be willing to make any similar or other amendments in the future.

     11. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules applied in the State of New York.

     12. For the purpose of facilitating the execution of this Amendment and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized representative to set his hand as of the date first above written.


                              GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.



                              By:______________________________
                              Name:____________________________
                              Title:_____________________________


                              NATIONAL MORTGAGE CORPORATION


                              By:______________________________
                              Name:____________________________
                              Title:_____________________________

                                NINTH AMENDMENT

     NINTH AMENDMENT, dated as of March 31, 1998 (this "Ninth Amendment"), to
                                                        ---------------
the Amended and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement" and, as amended pursuant to this Ninth Amendment, the
 -----------------------
"Loan Agreement"), between NATIONAL MORTGAGE CORPORATION, a Colorado
 --------------
corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware
 --------
corporation (the "Lender").
                  ------

                                   RECITALS

     The Borrower has requested the Lender to agree to amend the Existing Loan Agreement to increase the maximum credit available thereunder to $200,000,000 for the period commencing on the effective date of this Ninth Amendment to the close of business on June 26, 1998, in accordance with the Termination Date of the Loan Agreement. The Lender is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Ninth Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms defined in the
          -------------
Existing Loan Agreement are used herein as therein defined.

     2.   Amendment. (a)  The Existing Loan Agreement is hereby amended by
          ---------
deleting the definition of "Maximum Credit" contained in Section 1.01 thereof and substituting in lieu thereof the following new definition:

          ""Maximum Credit" shall mean (a) from and after the Ninth Amendment
            --------------
     Effective Date to the close of business on June 26, 1998, $200,000,000; provided, however, that unless and until an amendment to the Forward Loan Participation Agreement, dated as of August 21, 1997 (as amended, supplemented or otherwise modified, the "Participation Agreement"), between the Lender and ContiTrade Services L.L.C. is executed and delivered by the parties thereto, which, among other purposes, changes the maximum amount of Designated Advances (as defined in the Participation Agreement) to $200,000,000, the Maximum Credit shall be $150,000,000."

     (b)  The Existing Loan Agreement is hereby amended by adding to Section
1.01 thereof the following new definitions in the appropriate alphabetical order:

          ""Ninth Amendment" shall mean the Ninth Amendment, dated as of March
            ---------------
     31, 1998, to this Loan Agreement, between the Borrower and the Lender."

          ""Ninth Amendment Effective Date" shall mean the date on which all of
            ------------------------------
     the conditions precedent to the effectiveness of the Ninth Amendment set forth in Section 3 of the Ninth Amendment shall first have been satisfied or waived."

     3.   Effectiveness.  The effectiveness of the amendments to the Existing
          -------------
Loan Agreement set forth in this Ninth Amendment shall be subject to the satisfaction, immediately prior to or concurrently therewith, of the following conditions precedent (the date such conditions are first satisfied or waived being referred to herein as the "Ninth Amendment Effective Date"):
                                 ------------------------------

          (a)  Amendment.  The Lender shall have received this Ninth Amendment,
               ---------
     executed and delivered by a duly authorized officer of the Borrower.

          (b)  Endorsement.  The Lender shall have received an Endorsement No.
               -----------
     6 to the Note, substantially in the form of Exhibit A to this Ninth Amendment (the "Sixth Endorsement"), executed by a duly authorized officer
                     -----------------
     of the Borrower.

          (c)  Other Documents. The Lender shall have received such other
               ---------------
     documents as the Lender or its counsel may reasonably request.

     4.   Conditions Subsequent.  It shall be a condition subsequent to the
          ---------------------
effectiveness of the amendments set forth in this Ninth Amendment that the Lender shall have received, within five Business Days following the Ninth Amendment Effective Date, the following:

          (a)  Corporate Proceedings. A certificate of the Secretary or
               ---------------------
     Assistant Secretary of the Borrower, dated as of a date within five Business Days after the Ninth Amendment Effective Date, and certifying (A) that the copy of the by-laws of the Borrower attached to the certificate of the Secretary of the Borrower delivered on the Effective Date and the copy of the articles of incorporation of the Borrower attached to the certificate of the Secretary of the Borrower delivered in connection with the First Amendment to the Loan Agreement, dated as of August 21, 1997 are, as of the Ninth Amendment Effective Date, true, complete and correct copies thereof and that such articles of incorporation and by-laws have not been modified since the date of delivery thereof to the Lender and continue to be in full force and effect, (B) that attached thereto is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Ninth Amendment and the Sixth Endorsement, and the borrowings contemplated under the Loan Agreement and the Note (as modified by the Sixth Endorsement), and that such resolutions have not been amended, modified, revoked or rescinded, and (C) as to the incumbency and specimen signature of each officer executing this Ninth Amendment or the Sixth Endorsement on behalf of the Borrower, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (b)  Legal Opinion. The executed legal opinion of Howard Glicksman,
               -------------
     Esq., General Counsel and Vice-President of the Borrower, dated within five Business Days after the Ninth Amendment Effective Date, as to the due organization, power and authority of the Borrower to enter into the Ninth Amendment and the Sixth Endorsement, the due authorization, execution, and delivery by the Borrower of the Ninth Amendment and the Sixth Endorsement, the enforceability of the Ninth Amendment and the Sixth Endorsement as against the Borrower, and that the execution, delivery and performance of the Ninth Amendment and the Sixth Endorsement will not conflict with any requirement of law or contractual obligation of the Borrower. Such opinion shall additionally cover such other matters incident to the transactions contemplated by this Ninth Amendment as the Lender may reasonably request and be in form and substance acceptable to the Lender.

          (c)  Financial Statements. The monthly financial statements for
               --------------------
     February 1998 required pursuant to Section 7.01(a) of the Loan Agreement and the monthly officer's certificate for February 1998 and the quarterly officer's certificate for the period ending December 31, 1997 required pursuant to Section 7.08(a) of the Loan Agreement, (collectively the "Current Financial Statement Deliveries"). Further, the quarterly
      --------------------------------------
     financial statements for the period ending March 31, 1998 shall be delivered within 45 days of the end of the quarter, pursuant to Section 7.01(b) of the Loan Agreement and the annual financial statements for the fiscal year ending December 31, 1998 shall be delivered within 90 days of the end of the year, pursuant to Section 7.01(c) of the Loan Agreement.

The parties agree that, if the foregoing conditions subsequent to effectiveness are not satisfied within such five Business Day period, the amendments provided for in this Ninth Amendment shall cease to be effective, with effect from the date hereof as if the Ninth Amendment Effective Date had not occurred.

     5.   Representations and Warranties; Waiver.  (a) To induce the Lender to
          --------------------------------------
enter into this Ninth Amendment, the Borrower hereby represents and warrants to the Lender that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the Custodial Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing, except that (i) the Borrower is late in delivering the Current Financial Statement Deliveries and (ii) the Borrower has not satisfied the financial covenant contained in Section 7.09(b) of the Loan Agreement for the quarters ended September 30, 1997 and December 31, 1997.

     (b) The Lender hereby waives any Default or Event of Default arising from any of the matters described in the preceding paragraph 5(a), unless the Current Financial Statement Deliveries are not delivered as required under Section 4(c) above.

     6.   No Other Amendments.  Except as expressly amended hereby and by the
          -------------------
Sixth Endorsement, the Loan Agreement, the Note and the Custodial Agreement shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.   Counterparts.  This Ninth Amendment may be executed by one or more of
          ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.   Expenses.  The Borrower agrees to pay and reimburse the Lender for all
          --------
of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Ninth Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

     9.   Applicable Law.  THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND
          --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered as of the day and year first above written.



                                   NATIONAL MORTGAGE CORPORATION


                                   By:_______________________________
                                        Title:


                                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                   By:_______________________________
                                        Title:

                                                                       EXHIBIT A
                                                                       ---------

                            NOTE ENDORSEMENT NO. 6

                                                                  March 31, 1998
                                                              New York, New York

          The undersigned Borrower hereby agrees with Greenwich Capital Financial Products, Inc. (the "Lender") that the Amended and Restated Promissory
                               ------
Note of the Borrower, dated April 24, 1997, as amended and restated as of June 30, 1997, in the maximum principal amount of $100,000,000 (the "Original Note"),
                                                                -------------
as modified by the Note Endorsement No. 1, dated August 21, 1997, the Note Endorsement No. 2, dated September 2, 1997, the Note Endorsement No. 3, dated September 15, 1997, the Note Endorsement No. 4 dated September 25, 1997, the Note Endorsement No. 5 dated January 30, 1998, (the Original Note, as so modified, the "Note"), to which this Note Endorsement No. 6 is attached, is
               ----
hereby amended by (a) deleting the amount "$160,000,000" where it first occurs in the Note and substituting in lieu thereof the amount "$200,000,000, and by deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

                    "FOR VALUE RECEIVED, NATIONAL MORTGAGE CORPORATION, a Colorado corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower"), hereby promises to pay to the order of GREENWICH CAPITAL
           --------
     FINANCIAL PRODUCTS, INC. a Delaware Corporation (the "Lender"), at the
                                                           ------
     principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement."

          This Note Endorsement No. 6 is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Note Endorsement No. 6, all of the terms and conditions of the Note shall continue in full force and effect. This Note Endorsement No. 6 shall constitute part of the Note and the Lender is hereby authorized to attach this Note Endorsement No. 6 to the Note and to insert the following legend on the face of the Original Note: "This Note has been amended pursuant to Note Endorsement No. 6 dated March 31, 1998."

Borrower:                          NATIONAL MORTGAGE CORPORATION
--------
                                    (formerly MORTGAGE SERVICING
                                     ACQUISITION CORPORATION)


                                   By:_____________________________
                                     Name:
                                     Title:


Lender:                            GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
------

                                   By:______________________________
                                     Name:
                                     Title: